                                                                    EXHIBIT 10.7


                                                                  EXECUTION COPY
                                                                  --------------



                         MORTGAGE AND TRUST INDENTURE



                                by and between



                          NEW POND VILLAGE ASSOCIATES



                                      and



                       THE FIRST NATIONAL BANK OF BOSTON
                                  as Trustee



                         Dated as of November 1, 1990



                                   securing

                          New Pond Village Associates
                            Resident Mortgage Bonds
                          (New Pond Village Project)
                                   Series A

                                TRUST INDENTURE

                               TABLE OF CONTENTS

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                                                                        ----
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PARTIES................................................................    1

RECITALS OF THE PARTNERSHIP............................................    2

ARTICLE 1 - DEFINITIONS AND OTHER PROVISIONS
               OF GENERAL APPLICATION..................................    2

     Section 1.1.   Definitions........................................    2
     Section 1.2.   Rules of Construction..............................    5
     Section 1.3.   Conflicts with Residency Agreement.................    6

ARTICLE 2 - THE CONVEYANCE AND PROVISIONS REGARDING
             SUBORDINATION, RELEASES, GRANTING
             OF EASEMENTS AND DEFEASANCE...............................    6

     Section 2.1.   The Mortgage.......................................    6
     Section 2.2.   Subordination; Partial Releases;
                    Granting of Easements..............................    7
     Section 2.3.   Defeasance.........................................    8

ARTICLE 3 - THE BONDS..................................................    9

     Section 3.1.   Authorized Form of Bonds...........................    9
     Section 3.2.   Issuance of Series A Bonds.........................    9
     Section 3.3.   Execution and Authentication.......................   10
     Section 3.4.   Mutilated, Lost, Stolen or Destroyed
                    Bonds..............................................   10
     Section 3.5.   Registration and Exchange of Bonds;
                    Persons Treated as Owners..........................   11
     Section 3.6.   Notation of Bonds to Reflect Offsets ..............   11
     Section 3.7.   Cancellation and Issuance of Bonds on
                    Relocation of Resident.............................   11

ARTICLE 4 - APPLICATION OF BOND PROCEEDS...............................   12

     Section 4.1.   Application of Proceeds in General.................   12
     Section 4.2.   Application of Proceeds if Loans are
                    Outstanding........................................   12

ARTICLE 5 - PAYMENTS AND FUNDS.........................................   12

     Section 5.1.   Source of Payment of the Bonds.....................   12
     Section 5.2.   Bond Fund..........................................   12
     Section 5.3.   Project Fund.......................................   12
     Section 5.4.   Investment of Funds................................   12
     Section 5.5.   Trust Funds........................................   13


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ARTICLE 6 - REDEMPTION OF BONDS........................................   13

     Section 6.1.   Optional Redemption................................   13
     Section 6.2.   Mandatory Redemption...............................   13
     Section 6.3.   Notice of Redemption; Partial Redemption...........   13
     Section 6.4.   Cancellation.......................................   14

ARTICLE 7 - COVENANTS OF THE PARTNERSHIP...............................   14

     Section 7.1.   Payment of Principal...............................   14
     Section 7.2.   Performance of Covenants...........................   14
     Section 7.3.   Validity and Enforcement of This
                    Indenture..........................................   15
     Section 7.4.   Taxes, Charges and Assessments.....................   15
     Section 7.5.   Permitted Contests.................................   16
     Section 7.6.   Repairs, Maintenance and Alterations...............   16
     Section 7.7.   Insurance Required.................................   17
     Section 7.8.   Filing, Recordation and Release of the
                    Mortgage and Security Instruments..................   17
     Section 7.9.   Accounting Records and Financial
                    Statements; Access to Real Estate..................   18
     Section 7.10.  Damage, Destruction and Condemnation...............   18
     Section 7.11.  Use of Real Estate and Equipment...................   19
     Section 7.12.  Partnership Right of Set-off.  Disputed
                    Amounts to Be Held by Trustee......................   19

ARTICLE 8 - EVENTS OF DEFAULT AND REMEDIES.............................   20

     Section 8.1.   Events of Default..................................   20
     Section 8.2.   Acceleration.......................................   20
     Section 8.3.   Additional Remedies................................   21
     Section 8.4.   Right of Holders to Direct Proceedings.............   22
     Section 8.5.   Application of Moneys..............................   22
     Section 8.6.   Remedies Vested in Trustee.........................   23
     Section 8.7.   Rights and Remedies of Holders.....................   23
     Section 8.8.   Termination of Proceedings.........................   24
     Section 8.9.   Waivers of Events of Default.......................   24

ARTICLE 9 - THE TRUSTEE................................................   25

     Section 9.1.   Acceptance of the Trusts...........................   25
     Section 9.2.   Fees, Charges and Expenses of Trustee..............   27
     Section 9.3.   Successor Trustee..................................   28
     Section 9.4.   Resignation by the Trustee.........................   28
     Section 9.5.   Removal of the Trustee.............................   28
     Section 9.6.   Appointment of Successor Trustee by the
                    Holders; Temporary Trustee.........................   28
     Section 9.7.   Concerning Any Successor Trustees..................   29
     Section 9.8.   Right of Trustee To Pay Taxes, Other
                    Charges and Insurance Premiums.....................   29
     Section 9.9.   Trustee Protected in Relying Upon
                    Resolution, Etc....................................   30


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     Section 9.10.  Trust Estate May Be Vested in Separate or
                    Co-Trustee.........................................   30
     Section 9.11.  Indemnification of Trustee.........................   31

ARTICLE 10 - SUPPLEMENTAL INDENTURES...................................   31

     Section 10.1.  Supplemental Indentures Not Requiring
                    Consent of Holders.................................   31
     Section 10.2.  Supplemental Indentures and Amendments
                    Requiring Consent of Holders.......................   32

ARTICLE 11 - SATISFACTION OF THIS INDENTURE............................   33

ARTICLE 12 - MANNER OF EVIDENCING OWNERSHIP OF BONDS...................   33

ARTICLE 13 - MISCELLANEOUS.............................................   34

     Section 13.1.  Limitation of Rights...............................   34
     Section 13.2.  Unclaimed Moneys...................................   34
     Section 13.3.  Severability.......................................   35
     Section 13.4.  Payments on Other than Business Days...............   35
     Section 13.5.  Notices............................................   35
     Section 13.6.  Counterparts.......................................   36
     Section 13.7.  Applicable Law.....................................   36

                         MORTGAGE AND TRUST INDENTURE



     THIS MORTGAGE AND TRUST INDENTURE dated as of the 1st day of November, 1990 by and between New Pond Village Associates, a Massachusetts general partnership (the "Partnership"), and The First National Bank of Boston, a corporation duly organized, existing and authorized to accept and execute trusts of the character herein set out under the laws of the United States, with its principal office in the City of Boston, Massachusetts, as Trustee (the "Trustee"),

                             W I T N E S S E T H:

     WHEREAS, the Partnership is the developer, owner and operator of New Pond Village (the "Village"), a residential retirement community in Walpole, Massachusetts consisting of 167 independent living units (the "Independent Living Center"), 32 assisted living units (the "Assisted Living Center") and a 90-bed skilled nursing facility (the "Health Center"); and

     WHEREAS, the Partnership's development and construction of the Village has been financed through interim financing which the Partnership now desires to refinance, in part, through the issuance of its New Pond Village Associates Resident Mortgage Bonds (New Pond Village Project), Series A (the "Bonds"); and

     WHEREAS, each resident (a "Resident") of the Independent Living Center and the Assisted Living Center of the Village will, upon entering the Village, enter into a Residency Agreement with the Partnership and purchase a Bond, the amount of which (the "Bond Amount") will be established by the Partnership according to the type and size of the Village apartment (the "Apartment Home") occupied; and

     WHEREAS, upon subsequent occupancy of an Apartment Home by a new Resident, the Partnership will issue an additional Bond under this Indenture for purchase by such Resident; and

     WHEREAS, the Partnership, pursuant to the terms of this Mortgage and Trust Indenture (the "Indenture"), will agree to pay the Trustee amounts which are sufficient to pay the principal of each Bond when due, whether upon maturity, redemption or acceleration and such obligations will be secured by a mortgage lien on the real estate described in Exhibit A hereto on which the Village is located; and

     WHEREAS, the execution and delivery of this Indenture and the issuance of the Bonds have been in all respects duly authorized and approved by the Partnership; and

     WHEREAS, the Partnership and the Trustee each agree as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Bonds; and

     WHEREAS, the Bonds and the Trustee's certificate of authentication to be endorsed thereon are all to be in substantially the form of Exhibit B hereto, with necessary and appropriate variations, omissions and insertions as permitted or required by this Indenture.

     NOW THEREFORE, in consideration of the mutual agreements contained in this Indenture and other good and valuable consideration, the receipt of which is hereby acknowledged, the Partnership and the Trustee agree as set forth herein for their own benefit and for the benefit of the Holders.

                          RECITALS OF THE PARTNERSHIP

     The Partnership has duly authorized the creation, execution and delivery from time to time of its Bonds of substantially the tenor hereinafter provided, issuable in one or more series; and, to secure the Bonds and to provide for their authentication and delivery by the Trustee, the Partnership has duly authorized the execution and delivery of this Indenture.

     All things have been done which are necessary to make the Bonds, when executed by the Partnership and authenticated and delivered by the Trustee hereunder and duly issued by the Partnership, the valid obligations of the Partnership, and to constitute this Indenture a mortgage and security agreement and contract for the security of the Bonds, in accordance with the terms of the Bonds and this Indenture.

                                   ARTICLE 1

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

     Section 1.1.  Definitions.  In addition to the words and terms elsewhere
                   -----------
defined in this Indenture, the following words and terms as used in this Indenture shall have the following meanings unless the context or use indicates another or different meaning or intent:

     "Apartment Home" means an apartment unit in the Independent Living Center or Assisted Living Center of the Village.

     "Authorized Representative" means any individual designated in writing to the Trustee from time to time to act on behalf of the Partnership.

     "Bond" or "Bonds" means one or more of the Partnership's Resident Mortgage Bonds (New Pond Village Project), Series A issued hereunder.

     "Bond Amount" means the principal amount of the Bond to be issued and purchased as stated in the Residency Agreement.

     "Bond Fund" means the fund created by Section 5.2 hereof.

     "Business Day" means a day on which banks located in the city in which the principal corporate trust office of the Trustee is located are not required or authorized by law to remain closed.

     "Counsel" means an attorney or firm of attorneys duly admitted to practice law before the highest court of any state.

     "Equipment" means all machinery, apparatus, equipment, appliances, fittings, fixtures, building materials and articles of personal property of the Partnership of every kind and nature whatsoever, now or hereafter located at or on the Real Estate or used or to be used in the construction, operation, maintenance or occupation of the buildings or improvements now or hereafter located thereon, all whether now owned or hereafter acquired, whether affixed or moveable, and whether relating to the Village or otherwise, and all replacements of, substitutions for and accessions to any of same and all products and proceeds (including, without limitation, insurance proceeds) of any of the foregoing.

     "Event of Default" means those defaults specified in and defined by Section
8.1 hereof.

     "Fiscal Year" means the period beginning on October 1 of each year and ending on the next succeeding September 30, or any other twelve-month period hereafter selected and designated as the official fiscal year period of the Partnership.

     "General Partners" means the general partners of the Partnership, initially First Healthcare Corporation and NVHS Management Services, Inc. and their respective successors and assigns.

     "Holder" or "owner of the Bonds" or "Bondholder" means the registered owner of any registered Bond.

     "Indenture" means this instrument and any amendments and supplements thereto.

     "Late Payment Rate" means the Trustee's announced "Base Rate" as established from time to time.

     "Net Proceeds," when used with respect to any insurance or condemnation award, means the gross proceeds from the insurance or condemnation award for which that term is used remaining after payment of all expenses (including attorneys' fees and any expenses of the Trustee) incurred in the collection of such gross proceeds.

     "Outstanding" and "outstanding" when used with reference to the Bonds means all Bonds which have been duly authenticated and delivered by the Trustee under this Indenture, except:

          1. Bonds canceled because of payment at or redemption prior to maturity;

          2.   Bonds deemed paid under Article 11 hereof;

          3.   Bonds in lieu of which others have been authenticated under
     Section 3.4; and

          4.   Bonds canceled because of transfer in accordance with Section
     3.7.

     "Partnership" means New Pond Village Associates, a Massachusetts general partnership, and its successors and assigns.

     "Paying Agent" means any person authorized by the Partnership to pay the principal of or interest, if any, on any Bonds.

     "Project Fund" means the fund created by Section 5.3 hereof.

     "Qualified Investments" shall mean (i) investments in direct obligations of, or obligations the principal and interest on which are fully guaranteed or insured by, the United States of America ("United States Government Securities") or (ii) direct obligations of, or obligations the principal and interest on which are fully guaranteed or insured by, any of the following: Bank for Cooperatives, Federal Financing Bank, Federal Land Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal National Mortgage Association, Export-Import Bank of the United States, Student Home Loan Marketing Association, Farmers Home Administration, Federal Home Loan Mortgage Corporation or Government National Mortgage Association or any other agency or corporation which has been or may hereafter be created by or pursuant to an Act of the Congress of the United States as an agency or instrumentality thereof, or (iii) certificates of deposit of banks, which certificates are fully secured by any of the investments listed in (i) or (ii) above, to the extent such certificates are not insured by the Federal Deposit Insurance Corporation, or (iv) indirect investments through mutual funds in the investments listed in (i), (ii) or

(iii) above, or (v) indirect investments through repurchase agreements with banks in the investments listed in (i), (ii) or (iii) above, which repurchase agreements are fully secured by above investments, or (vi) Certificates of Deposit issued by a bank having greater than $50,000,000 capital and surplus so long as such Certificate of Deposit does not exceed 5% of such bank's capital and surplus. Such investments shall be made so as to mature on or prior to the date or dates that the Trustee anticipates that moneys therefrom will be required hereunder.

     "Real Estate" means those certain lots, pieces or parcels of land with the buildings and improvements now or hereafter located thereon, situate, lying and being in the Town of Walpole, County of Norfolk, Commonwealth of Massachusetts, which lots, pieces or parcels of land are more particularly bounded and described as set forth in Exhibit A attached hereto and made a part hereof; together with any additional real property not included in the foregoing provisions which may be added to the Real Estate by a supplemental agreement.

     "Resale Date" means the date the Partnership sells a new Bond for an Apartment Home for which a Termination Date has occurred.

     "Residency Agreement" means a residency agreement between a Resident and the Partnership for occupancy of an Apartment Home.

     "Resident" means the individual(s) executing a Residency Agreement for occupancy of the Apartment Home; where two (2) individuals execute a Residency Agreement, both persons shall constitute a "Resident."

     "State" means The Commonwealth of Massachusetts.

     "Termination Date" means the date a Residency Agreement is terminated with respect to all individuals constituting a Resident thereunder

     "Trust Estate" means the Real Estate and the Equipment, together with any additional property not included in the Real Estate or the Equipment which may be added to the Trust Estate by a supplemental agreement.

     "Trustee" means The First National Bank of Boston, or any successor at the time serving as such under this Indenture.

     "UCC" means the Massachusetts Uniform Commercial Code.

     Section 1.2.  Rules of Construction.  Unless the context otherwise
                   ---------------------
requires:

          (1)  a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

          (3)  "or" is not exclusive;

          (4) words in the singular include the plural, and words in the plural include the singular; and

          (5)  provisions apply to successive events and transactions.

     Section 1.3.  Conflicts with Residency Agreement.  This Indenture is
                   ----------------------------------
delivered in connection with the execution and delivery by the Partnership and certain Residents of the Residency Agreements. The current form of the Residency Agreement is attached hereto as Exhibit C. In the event of any conflict between this Indenture and the Residency Agreement, this Indenture shall control. The parties expressly agree that the form of the Residency Agreement may change over time. The Partnership shall give written notice to the Trustee promptly after any change in the form of the Residency Agreement.

                                   ARTICLE 2

                    THE CONVEYANCE AND PROVISIONS REGARDING
                       SUBORDINATION, RELEASES, GRANTING
                          OF EASEMENTS AND DEFEASANCE

     Section 2.1.  The Mortgage.  The Partnership hereby grants WITH MORTGAGE
                   ------------
COVENANTS the Trust Estate owned by it to the Trustee in trust upon the terms hereof and, to the extent the Trust Estate is or may be treated as collateral under the UCC, grants to the Trustee a security interest therein and in the proceeds thereof, including without limitation all proceeds of insurance, eminent domain or sale, to secure the payment of the principal of the Bonds to be issued by the Partnership under this Indenture according to their tenor, purport and effect, and to secure the performance and observance of all other covenants, agreements and obligations made or undertaken by the Partnership hereunder for the benefit of the Trustee and the Holders.

     This grant is upon the STATUTORY CONDITION and upon the further condition that all covenants, agreements and obligations of the Partnership hereunder will be observed and performed, and upon any Event or Default, as defined in Section 8.1, the Trustee shall in addition to its other rights and remedies hereunder have the STATUTORY POWER OF SALE and any other rights granted by law.

     Section 2.2.  Subordination; Partial Releases; Granting of Easements.  This
                   ------------------------------------------------------
Indenture and the lien created hereby shall be subordinate for all purposes to any lien, security interest, pledge, lease or other encumbrance on the Trust Estate, or any part thereof, granted by the Partnership at any time and from time to time to secure (i) any indebtedness or other liabilities or obligations of the Partnership incurred in connection with the acquisition or construction of all or any portion of the Trust Estate, including any improvements or repairs thereto or equipping thereof, and any refinancing thereof, in whole or in part, including, without limitation, any lien in favor of BayBank Boston, N.A. in connection with the construction of the Independent Living Center and the Health Center; and (ii) any indebtedness or other liabilities or obligations of the Partnership incurred in connection with obtaining operating funds or working capital for the operation of the Village. The Trustee agrees and is hereby directed to execute and deliver any instrument necessary or appropriate to confirm such subordination upon delivery to the Trustee of a copy of the subordination agreement, if any.

     The Trustee, upon the written request of the Partnership, agrees to subordinate the lien of this Indenture on, or release from the lien hereof, as directed by the Partnership (i) that portion of the Real Estate on which the Health Center is located, together with that portion of the Real Estate consisting of unimproved land that is located adjacent to the Health Center to the extent necessary to establish a separate legal lot for the Health Center in compliance with applicable zoning and land use laws, regulations and ordinances, in order to facilitate the financing or refinancing of the construction of the Health Center or any additions, improvements or repairs thereto; (ii) any portion of the Real Estate constituting unimproved land, in order to facilitate the financing or refinancing of construction thereon or any additions, improvements or repairs to any buildings or improvements subsequently constructed thereon; and (iii) any existing easements, licenses, rights of way and other rights and privileges, with or without consideration. The Trustee agrees and is hereby directed to execute and deliver any instrument necessary or appropriate to effectuate such subordination or release upon delivery to the Trustee of (1) a copy of the subordination agreement or instrument of release;
(2) a written statement signed by an Authorized Representative of the Partnership to the effect that the proposed subordination or release will not have a materially adverse affect on the operation of the Village or the means of ingress there into or egress therefrom; and (3) an opinion from the Partnership's legal counsel to the Trustee to the effect that the proposed subordination or release will not cause the remaining portion of the Real Estate (which is not subject to the subordination agreement or is not released from the lien hereof) to not be in compliance with applicable zoning requirements. The Partnership agrees that it shall provide the Residents with written notice of any subordination of the lien hereof or release from the lien hereof with respect to any of the Real Estate within ninety (90) days after execution of any instrument of release or subordination agreement, provided, however, that the failure of the Partnership to give such notice shall not effect the validity of any such instrument of release or subordination agreement.

     The Partnership may at any time grant easements, licenses, rights of way (including the dedication of public highways) and other rights or privileges in the nature of easements with respect to any property or rights included in the Real Estate; and the Trustee agrees and is hereby directed to execute and deliver any instrument necessary or appropriate to consent to any such grant or privilege upon delivery to the Trustee of (l) a copy of the instrument of grant; and (2) a written statement signed by an Authorized Representative of the Partnership to the effect that the grant proposed to be made will not have a materially adverse effect on the operation of the Village or the means of ingress thereinto or egress therefrom.

     Section 2.3.  Defeasance.  When there are in the Bond Fund and the Project
                   ----------
Fund sufficient funds, or United States Government Securities (or equivalent obligations listed in the definition of Qualified Investments in Section 1.1 hereof) in such principal amounts, bearing interest at such rates and with such maturities as will provide sufficient funds to pay or redeem all Outstanding Bonds in full as they become subject to mandatory redemption under Section 6.2 hereof or upon the maturity date thereof, whichever shall occur earlier, and when all the rights hereunder of the Holders and the Trustee have been provided for, upon written notice from the Partnership to the Holders and the Trustee, the Holders shall cease to be entitled to any benefit or security under this Indenture except the right to receive payment of the funds deposited and held for payment and other rights which by their nature cannot be satisfied prior to or simultaneously with termination of the lien hereof, title to the Trust Estate shall revert to the Partnership, the security interests created by this Indenture (except in such funds and investments) shall terminate, this Indenture shall terminate to the extent consistent with the agreements and requirements herein, and the Trustee shall execute and deliver such instruments as may be necessary to discharge the lien and security interests created hereunder. In determining what shall constitute sufficient funds and investments to defease the Bonds hereunder, the parties shall utilize actuarial and other relevant data satisfactory to the Trustee derived from the operation of the Village and similar retirement care communities in New England to forecast the Bonds (and the Bond Amounts) that will become subject to mandatory redemption or maturity dates under Section 6.2 during each year, and shall take into account the deferred fees that will become due and owing to the Partnership on or before such redemption or maturity dates and subject to set-off against the principal amount of the Bonds under Section 7.12 hereof. The Partnership shall remain obligated to provide the Holders and the Trustee with any notice of redemption or maturity required under Section 6.3 hereof and, in addition, shall notify the Holders of all Outstanding Bonds of the defeasance of same within thirty (30) days after such defeasance occurs; provided, however, that any failure by the Partnership to so notify the Holders shall not affect the validity of the defeasance. Upon such defeasance, the funds and investments required to pay or redeem the Bonds in full shall be irrevocably set aside for that purpose, and funds held for defeasance shall be invested only in Qualified Investments. Any funds or property held by the Trustee and not required for payment or redemption of the Bonds in full shall, after satisfaction of all the rights of the Holders and the Trustee, be distributed to the Partnership upon such indemnification, if any, as the Trustee may reasonably require.


                                   ARTICLE 3

                                   THE BONDS

     Section 3.1.  Authorized Form of Bonds.  The Bonds shall be substantially
                   ------------------------
in the form of Exhibit B, which is a part of this Indenture. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. The total principal amount of Bonds that may be issued is not limited; provided, however, that Bonds may be issued only in accordance with this Article 3.

     Section 3.2.  Issuance of Series A Bonds.  The Bonds shall be designated
                   --------------------------
"New Pond Village Associates Resident Mortgage Bonds (New Pond Village Project), Series A." The Bonds shall be non-interest bearing. Each Bond shall be initially issued in a single denomination corresponding in principal amount to the Bond Amount designated in the Residency Agreement furnished to the Trustee pursuant to Section 3.3(c)(l). Bonds shall be issued to and registered in the name of such persons as are named as Resident in such Residency Agreement.
BONDS ISSUED HEREUNDER ARE NON-TRANSFERABLE BY RESIDENT AND ARE SUBJECT TO
- --------------------------------------------------------------------------
RIGHTS OF OFFSET PURSUANT TO SECTION 7.12.
- -----------------------------------------

     The Bonds shall be lettered "R" and numbered from 1 upward. Each Bond shall be dated as of the date of the Residency Agreement described in Section 3.3(c)
(1). Bonds issued on or prior to January 1, 2000 shall mature on January 1, 2040. Bonds issued after January 1, 2000 shall mature on January 1, 2050, and shall be designated as a separate series of Bonds.

     The principal of the Bonds shall be payable in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for the payment of public and private debts, upon presentation of the Bonds at the principal corporate trust office of the Trustee in Boston, Massachusetts.

     Section 3.3.  Execution and Authentication.  (a) An officer of each General
                   ----------------------------
Partner shall sign the Bonds on behalf of the Partnership by manual or facsimile signature. If an officer whose signature is on a Bond no longer holds that office at the time the Bond is authenticated, the Bond shall nevertheless be valid. A Bond shall not be valid until authenticated by the manual signature of the Trustee as provided in this Section 3.3. The signature shall be conclusive evidence that the Bond has been authenticated under this Indenture.

     The Partnership shall execute and deliver to the Trustee, and the Trustee shall authenticate, the Bonds and deliver them in trust to the Partnership for the benefit of the Holders. The Partnership shall deliver facsimiles of the Bonds to the Trustee and the Holders.

     (b) Prior to the initial delivery by the Partnership to the Residents of any facsimiles of the Bonds there shall be filed with the Trustee:

          (1) A certificate of the Partnership, signed by each General Partner, authorizing the execution and delivery of this Indenture and approving the issuance and sale of Bonds hereunder; and

          (2)  A certified copy of the Partnership Agreement of the Partnership.

     (c) Prior to authentication of each Bond, there also shall be filed with the Trustee:

          (1) Notification of the tendering of funds equal to the principal amount of the Bond being authenticated and delivery of a certificate of an Authorized Representative of the Partnership to the effect that such amount has been received by the Partnership from Resident; and

          (2)  Such other documents as the Trustee shall reasonably request.

     Section 3.4.  Mutilated, Lost, Stolen or Destroyed Bonds. In the event any
                   ------------------------------------------
Bond is mutilated, lost, stolen or destroyed, the Partnership may execute and the Trustee may authenticate a new Bond of like date, maturity and denomination as that mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Partnership, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Partnership and the Trustee evidence of such loss, theft or destruction satisfactory to the Partnership and the Trustee, together with indemnity satisfactory to them. In the event any such lost, stolen or destroyed Bond shall have matured, instead of issuing a duplicate Bond the Partnership may pay the same without surrender thereof and such Bond shall be deemed canceled. The Partnership and the Trustee may charge the Holder of such Bond with their reasonable fees and expenses in this connection.

     Section 3.5.  Registration and Exchange of Bonds; Persons Treated as
                   ------------------------------------------------------
Owners. The Trustee shall cause books to be kept for the registration of the Bonds as provided in this Indenture.

     The person in whose name any Bond shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of principal of any Bond shall be made only to or upon the order of the registered owner thereof or his legal representative. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

     No charge shall be made to any Holder for any registration of any Bond.

     Section 3.6.  Notation of Bonds to Reflect Offsets.  Subject to the
                   ------------------------------------
provisions of Section 7.12, the Partnership shall be entitled to make a notation on a particular Bond so as to reduce the principal amount outstanding of that Bond so as to reflect any offset permitted under said Section 7.12. The Partnership shall notify the Trustee and the Resident of each such annotation within thirty (30) days of making any such notation and shall include a facsimile of the annotated bond.

     Section 3.7.  Cancellation and Issuance of Bonds on Relocation of Resident.
                   ------------------------------------------------------------
With the consent of the Partnership, a Resident may elect to tender for cancellation a Bond upon moving into a different Apartment Home within the Village. In the event that the Bond Amount attributable to the new Apartment Home at the time of such transfer is different from the Bond Amount of the Resident's original Bond, the Resident shall pay to the Trustee or other lender as specified in Section 4.2 or be refunded from the Project Fund or similar fund maintained by said other lender as specified in Section 4.2, as the case may be, an additional amount equal to the difference between the original Bond Amount and Bond Amount allocable to the new Apartment Home. The Resident's original Bond shall thereupon be canceled by the Trustee and a new Bond shall be issued as provided in this Article 3. If an Apartment Home is occupied by two Residents and one dies or transfers from the Apartment Home, the Bond issued to such Residents shall remain outstanding until the maturity date thereof or the redemption thereof in accordance with Article 6 hereof.

                                   ARTICLE 4

                         APPLICATION OF BOND PROCEEDS

     Section 4.1.  Application of Proceeds in General.  The Trustee shall
                   ----------------------------------
deposit all proceeds received by it from the sale of the Bonds in the Project Fund and shall apply such proceeds as directed by the Partnership.

     Section 4.2.  Application of Proceeds if Loans are Outstanding.  Anything
                   ------------------------------------------------
to the contrary herein notwithstanding, so long as any loan from BayBank Boston, N.A. or any successor or substitute lender or any other loan permitted under this Agreement is outstanding, all proceeds from the sale of Bonds shall be deposited directly with said lender or in such other manner as shall be directed by the Partnership. The Partnership shall notify the Trustee in advance of any change in the application of proceeds.

                                   ARTICLE 5

                              PAYMENTS AND FUNDS

     Section 5.1.  Source of Payment of the Bonds.  The Partnership shall pay
                   ------------------------------
the principal of the Bonds on the maturity date thereof or on a redemption date established in accordance with Article 6 hereof.

     Section 5.2.  Bond Fund.  The Trustee shall establish and maintain so long
                   ---------
as any of the Bonds are outstanding a separate account to be known as the "Bond Fund--New Pond Village Project." All principal payments made by the Partnership as and when received by the Trustee shall be deposited in the Bond Fund and shall be held therein until disbursed as herein provided.

     Moneys in the Bond Fund shall be used to pay principal of the Bonds as the same mature or are called for redemption and become due.

     Section 5.3.  Project Fund.  The Trustee shall establish and maintain so
                   ------------
long as any of the Bonds are outstanding a separate account to be known as the "Project Fund - New Pond Village Project." All proceeds from the sale of Bonds received by the Trustee shall be deposited into the Project Fund and applied in accordance with Article 4 hereof.

     Section 5.4.  Investment of Funds.  Moneys in the Bond Fund, Project Fund
                   -------------------
or any other fund established hereunder may be invested only in Qualified Investments, as defined herein, upon a written request of an Authorized Representative of the Partnership filed with the Trustee. All income derived from the investment of money in the Bond Fund and the Project Fund shall be paid to the Partnership quarterly unless otherwise provided in a written request of an Authorized Representative of the Partnership. The Trustee is hereby authorized to trade with itself in the purchase and sale of securities for such investments. The Trustee shall not be liable or responsible for any loss resulting from any investment made pursuant to this paragraph.

     Section 5.5.  Trust Funds.  All moneys received by the Trustee under the
                   -----------
provisions of this Indenture shall be trust funds under the terms hereof and shall not be subject to lien or attachment of any creditor of the Partnership. Such moneys shall be held in trust and applied in accordance with the provisions of this Indenture. The Trustee shall hold such moneys for the benefit of the Holders so long as any Bonds are Outstanding.


                                   ARTICLE 6

                              REDEMPTION OF BONDS

     Section 6.1.  Optional Redemption.  The Bonds are subject to optional
                   -------------------
redemption by the Partnership at any time upon prior written notice as provided in Section 6.3 hereof, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, with payment of such principal amount to be made subject to Section 7.1 hereof and the rights of offset set forth in Section
7.12 hereof, including without limitation any rights to offset deferred fees.

     Section 6.2.  Mandatory Redemption.  Each Bond is subject to mandatory
                   --------------------
redemption by the Partnership upon prior written notice as provided in Section
6.3 hereof, in whole, at any time upon the sooner to occur of (i) 180 days following the Termination Date or (ii) the Resale Date, at a redemption price equal to 100% of the principal amount thereof, with payment of such principal amount to be made subject to Section 7.1 hereof and the rights of offset set forth in Section 7.12 hereof, including without limitation any rights to offset deferred fees.

     Section 6.3.  Notice of Redemption; Partial Redemption.
                   ----------------------------------------
     (a) Not less than ten (10) days prior to a redemption (or maturity) date, the Partnership shall give notice by registered or certified mail or by acknowledged hand delivery to the Holders of Bonds to be redeemed at the addresses shown on the registration books maintained by the Trustee, which notice shall state the Bond number and Apartment Home number to which the Bond relates, the principal amount of the Bond to be redeemed (or which has matured) and all amounts to be set-off against such principal amount in accordance with Section 7.12 hereof, the section of the Indenture pursuant to which the redemption (if applicable) is occurring, the anticipated redemption date (or maturity date, if applicable) and the manner in which payment will occur. A copy of the notice, together with evidence of proper notification procedures, shall be furnished concurrently to the Trustee.

     (b) In the case of a partial redemption of any Bond the notice of redemption shall specify the portion of the principal amount thereof to be redeemed and shall state that payment of the redemption price will be made only upon presentation of such Bond for a notation thereon of such payment on account of principal or for surrender in exchange for a Bond of a denomination equal to the unredeemed portion of the principal amount thereof.

     Section 6.4.  Cancellation.  All Bonds which have been redeemed shall be
                   ------------
cancelled and cremated or otherwise destroyed by the Trustee and shall not be reissued, and a counterpart of the certificate of cremation or other destruction evidencing such cremation or other destruction shall be furnished by the Trustee to the Partnership; provided, however, that one or more new Bonds shall be issued for the unredeemed portion of any fully registered Bond without charge to the Holder thereof.


                                   ARTICLE 7

                         COVENANTS OF THE PARTNERSHIP

     Section 7.1.  Payment of Principal.  The Partnership covenants that it will
                   --------------------
promptly pay the principal of every Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in said Bonds according to the true intent and meaning thereof. The Partnership shall pay interest on overdue principal at the Late Payment Rate. Each payment of principal shall be accompanied by a notation of the Bond number to which such payment relates. Payments shall be subject to the Partnership's right of set-off in accordance with Section 7.12 hereof.

     Section 7.2.  Performance of Covenants.  The Partnership covenants that it
                   ------------------------
will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture and in any and every Bond executed, authenticated and delivered hereunder. The Partnership represents that it is duly authorized under the laws of the State to issue the Bonds authorized hereby and to execute this Indenture; that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken and that the Bonds in the hands of the

Holders are and will be valid and enforceable obligations of the Partnership according to the import thereof.

     Section 7.3.  Validity and Enforcement of This Indenture. The Partnership
                   ------------------------------------------
covenants that this Indenture is at the date of the execution and delivery hereof a valid and existing contract for the terms herein set forth; that this Indenture was lawfully made by the Partnership; that the covenants contained in this Indenture are valid and binding; and that the Partnership has good right, full power and lawful authority to grant, bargain and assign and to transfer in trust, convey and pledge the Trust Estate in the manner and form herein provided. The Partnership covenants that it will in all respects promptly and faithfully keep, perform and comply with all the terms, provisions, covenants, conditions and agreements of this Indenture to be kept, performed and complied with by it. The Partnership further covenants that it will not do or permit anything to be done, or omit or refrain from doing anything in any case where any such act done or permitted to be done, or any such omission of or refraining from action would or might be a ground for declaring a default under this Indenture.

     Section 7.4.  Taxes, Charges and Assessments.  The Partnership covenants
                   ------------------------------
and agrees, subject to the provisions of Section 7.5 relating to permitted contests, to pay or cause to be paid (before the same shall become delinquent):

          (a) all taxes and charges on account of the use, occupancy or operation of the Real Estate, or the income therefrom, including, but not limited to, all sales, use, occupation, real and personal property taxes, all permit and inspection fees, occupation and license fees and all water, gas, electric light, power or other utility charges assessed or charged on or against the Real Estate; and

          (b) all taxes, assessments and impositions, general and special, ordinary and extraordinary, of every name and kind, which shall be taxed, levied, imposed or assessed during the term of this Indenture upon the Real Estate.

     If under applicable law any such tax, charge, fee, rate, imposition or assessment may, at the option of the taxpayer, be paid in installments, the Partnership may exercise such option.

     As between the parties hereto, the Partnership shall have the duty of making and filing all statements or reports which may be required under applicable law in connection with any such tax, charge, fee, rate, imposition or assessment, and the Trustee agrees to promptly forward to the Partnership any and all notices of or bills in connection with any such charge, fee, rate, imposition or assessment. The Trustee agrees to cooperate with the Partnership in connection with any contest of the amount or validity of any tax, charge, fee, rate, imposition or assessment. If the provisions of any law, rule or regulation at the time in effect shall require such statements or reports to be executed and filed by the Trustee or such proceedings to be brought by the Trustee, the Trustee shall, at the request and expense of the Partnership, execute and file such statements or reports or, as the case may be, join in such proceedings, but the Trustee shall not be subject to any liability for the payment of any costs or expenses in connection therewith, and the Partnership covenants to indemnify and save the Trustee harmless from all such costs and expenses.

     Nothing contained herein shall be deemed to constitute an admission by the Partnership to any third party, other than the Trustee, that the Partnership is liable for any tax, charge, fee, rate, imposition or assessment.

     Section 7.5.  Permitted Contests.  The Partnership shall not be required to
                   ------------------
pay any tax, charge, assessment or imposition referred to in Section 7.4 hereof, so long as the Partnership shall contest, in good faith and at its cost and expense, in its own name and behalf or in the name and behalf of the Trustee, the amount or validity thereof, in an appropriate manner or by appropriate proceedings which shall operate during the pendency thereof, to prevent the collection of or other realization upon the tax, assessment, levy, fee, or charge so contested, and the sale, forfeiture or loss of the Real Estate or any part thereof, or of the rent or any portion thereof, to satisfy the same, provided that no such contest shall subject the Trustee to the risk of any liability. While any such matters are pending, the Trustee shall not pay, remove or cause to be discharged the tax, assessment, levy, fee, or charge being contested, unless the Partnership agrees to settle such contest. Each such contest shall be promptly prosecuted to final conclusion (subject to the right of the Partnership to settle any such contest), and in any event, the Partnership shall save the Trustee harmless against all losses, judgments, decrees and costs (including attorneys' fees and expenses in connection therewith) and will promptly, after the final determination of such contest or settlement thereof, pay and discharge the amounts which shall be levied, assessed or imposed or determined to be payable in connection therewith, together with all penalties, fines, interests, costs and expenses thereon or in connection therewith. The Partnership shall give the Trustee prompt written notice of any such contest, and the Trustee agrees to cooperate with the Partnership, at the Partnership's cost and expense, in any such contest.

     Section 7.6.  Repairs Maintenance and Alterations. Subject to Section 7.10
                   -----------------------------------
of this Indenture, the Partnership will throughout the term of this Indenture at its own cost and expense keep the Real Estate in good and tenantable repair and order, reasonable wear and tear excepted, and in as reasonably safe a condition as its operation will permit and will make all necessary repairs thereto, interior and exterior, structural and nonstructural, ordinary as well as extraordinary, and foreseen as well as unforeseen, and all necessary replacements or renewals.

     The Partnership shall have the right from time to time at its sole cost and expense to make additions, alterations and changes (hereinafter collectively referred to as "alterations") in or to the Real Estate, subject, however, in all cases to the following conditions:

          (a) no alteration of any kind shall be made which would result in a violation of any applicable law, ordinance, order, decree, rule, regulation or requirement of governmental authorities; and

          (b) all alterations to the Real Estate shall be located wholly within the boundary lines thereof and shall become a part of the Real Estate.

     Section 7.7.  Insurance Required.  The Partnership covenants and agrees
                   ------------------
that it will keep the Real Estate and all of the operations of the Partnership adequately insured at all times and carry and maintain such insurance in amounts which are customarily carried and against such risks as are customarily insured against in connection with the ownership and operation of facilities of similar character and size in the State.

     Each insurance policy required by this Section 7.7 shall be carried by stock or mutual insurance companies authorized to do business in the State which are financially responsible and capable of fulfilling the requirements of such policies. Title, if any, and property damage policies shall name both the Partnership and the Trustee as insured parties. Each policy shall be in such form and contain such provisions as are generally considered standard for the type of insurance involved and shall contain a provision to the effect that the insurer shall not cancel or substantially modify the policy provisions without first giving at least thirty (30) days written notice thereof to the Partnership and the Trustee. The Partnership shall file at least annually (on or before January 1 in each year) with the Trustee a certificate setting forth the policies of insurance maintained, the names of the insurers and insured parties, the amounts of such insurance and applicable deductibles, the risks covered thereby and the expiration dates thereof.

     Section 7.8.  Filing. Recordation and Release of the Mortgage and Security
                   ------------------------------------------------------------
Instruments.  The Trustee shall cause any and all continuation financing
- -----------
statements to be filed in such manner and in such places as may be required by law in order to fully preserve and protect the security of the owners of the Bonds and the rights of the Trustee hereunder.

     Section 7.9.  Accounting Records and Financial Statements; Access to Real
                   -----------------------------------------------------------
Estate.  (a)   The Partnership covenants and agrees at all times to keep, or
- ------
cause to be kept, proper books of record and account, prepared in accordance with generally accepted accounting principles, in which complete and accurate entries shall be made of all transactions of or in relation to the business, properties and operations of the Partnership. Such books of record and account shall be available for inspection by the Trustee at reasonable hours and under reasonable circumstances.

     (b) The Partnership further covenants and agrees to furnish the Trustee and any requesting Bondholder, within 120 days after the end of each Fiscal Year, with copies of its audited financial statements, together with (1) the report and opinion of a certified public accountant stating that the financial statements have been prepared in accordance with generally accepted accounting principles and that the examinations made of the Partnership's accounting records were performed in accordance with generally accepted auditing standards, and (2) a certificate of an Authorized Officer of the Partnership stating that no event that constitutes, or which would, with giving of notice or the lapse of time, or both, constitute an Event of Default has occurred and is continuing as of the end of such Fiscal Year, or specifying the nature of such event and the actions taken and proposed to be taken by the Partnership to cure such default.

     (c) The Trustee shall have such rights of access to the Real Estate as may be reasonably necessary to protect the interests of the Holders hereunder.

     Section 7.10.  Damage, Destruction and Condemnation.  In the event the Real
                    ------------------------------------
Estate is destroyed (in whole or in part) or is damaged by fire or other casualty or title to or any interest in, or the temporary use of, the Real Estate or any part thereof shall be taken under the exercise of the power of eminent domain by any governmental body, the Net Proceeds from such event shall be deposited with the Trustee and held in a separate trust fund. All Net Proceeds so deposited shall be applied in one or more of the following ways in accordance with a certificate of an Authorized Representative of the Partnership furnished to the Trustee:

          (a) To the prompt repair, restoration, modification or improvement of the Real Estate, or portions thereof, affected to a condition similar or comparable to the condition existing prior to the damage, destruction or condemnation. Any balance of the Net Proceeds remaining after such work has been completed shall be paid to the Partnership.

          (b)  To the optional redemption of the Bonds in accordance with
     Section 5.1 hereof, provided that no part of the Net Proceeds may be applied for such redemption unless (l) all of the Bonds are to be redeemed or (2) in the event that less than all of the Bonds are to be redeemed, the Partnership shall furnish to the Trustee a certificate of an Authorized Representative of the Partnership stating that (i) the portion of the Real Estate affected by the damage, destruction or condemnation is not essential to the continued use of the Real Estate by the Partnership or (ii) a Termination Date with respect to the affected Apartment Homes has occurred and the Bonds relating thereto are being redeemed.

     The Partnership shall not be required to pay any cost in excess of the Net Proceeds held by the Trustee.

     Section 7.11.  Use of Real Estate and Equipment. Notwithstanding the
                    --------------------------------
Mortgage and Security interest granted to the Trustee pursuant to this Indenture or anything else herein to the contrary, so long as no Event of Default shall have occurred and be continuing, the Partnership shall have an absolute right to possess and control the Real Estate and to collect the revenues and receipts there from and to expend and dispose of the revenues and receipts as it determines in its sole discretion. The Partnership may remove and sell or otherwise use or dispose of the Equipment and fixtures when the same have become obsolete, worn out or unnecessary for the operation of the Village. The property so removed shall cease to be subject to the lien of this Indenture. Upon the written request of the Partnership, the Trustee shall execute any documents which may be required in connection with any such sale or other disposition and any documents which may be necessary to confirm that such property is no longer part of the Trust Estate.

     Section 7.12.  Partnership Right of Set-off.  Disputed Amounts to Be Held
                    ----------------------------------------------------------
by Trustee.  In addition to any other right available at law or in equity or by
- ----------
statute, the Partnership shall have the right to set-off against the principal amount of any Bond to be paid pursuant to Section 7.1 hereof any amounts due and owing to the Partnership by the Resident or Holder of such Bond, including without limitation any deferred fees or other amounts payable by the Resident to the Partnership pursuant to the provisions of the Residency Agreement, provided that the Partnership shall have advised Resident pursuant to the notice of redemption (or maturity) required under Section 6.3 hereof of all such amount(s) due and owing to Partnership and the nature of any fees or charges included therein. Unless such amounts have been paid prior to maturity or redemption of the Bonds, as the case may be, the Partnership may deduct such amounts from the payment of principal of the Bond. In the event a Holder disputes any amount(s) set-off by the Partnership as permitted hereunder, the Partnership shall promptly inform the Trustee of such dispute and provide the Trustee with copies of all correspondence relating thereto. The Partnership shall pay over to the Trustee the disputed amount, which shall remain on deposit with the Trustee until the Trustee shall receive (i) a written statement signed by both the Holder and an Authorized Representative of the Partnership, or (ii) an instruction from a court of competent jurisdiction, directing the payment of such funds.


                                   ARTICLE 8

                        EVENTS OF DEFAULT AND REMEDIES

     Section 8.1.  Events of Default.  The following shall be "Events of
                   -----------------
Default" under this Indenture, and the term "Event of Default" or "Default" shall mean any one or more of the following events:

          (a) failure of the Partnership to pay or cause to be paid any of the payments required to be paid under this Indenture or the Bonds within ten
     (10) days of the date due; or

          (b) failure of the Partnership to perform any other covenant, condition or provision hereof and to remedy such default within ninety (90) days after written notice thereof from the Trustee to the Partnership; or

          (c) if the Partnership admits insolvency or bankruptcy or its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors or applies for or consents to the appointment of a trustee or receiver; or

          (d) if bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law or similar law for the relief of debtors, are instituted against the Partnership and are not dismissed, stayed or otherwise nullified within ninety (90) days after such institution.

     Section 8.2.  Acceleration.  Upon the occurrence and continuation of an
                   ------------
Event of Default, the Trustee may, and upon the written request of the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds outstanding shall, after being indemnified at its option pursuant to
Section 9.1(k) hereof, hereunder declare the entire principal amount of the Bonds then outstanding hereunder immediately due and payable, and the said entire principal shall thereupon become and be immediately due and payable.

     Section 8.3.  Additional Remedies.  In the case of the happening of an
                   -------------------
Event of Default, the Trustee may, and upon the written request of the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then outstanding), and upon being indemnified at its option pursuant to
Section 9.l(k) hereof, shall (a) proceed to protect and enforce its rights and the rights of the holders of the Bonds under this Indenture by a suit or suits in equity or at law, either for the specific performance of any covenant or agreement contained herein or therein or in aid of the execution of any power herein or therein granted, or for the foreclosure of the mortgage granted pursuant to this Indenture (as more specifically stated below), or for the enforcement of any other appropriate legal or equitable remedy, as the Trustee may deem most effectual to protect and enforce any of the rights or interests of the Holders of the Bonds under the Bonds or this Indenture; (b) to the extent permitted by law, exercise the Statutory Power of Sale and sell the Trust Estate, or any part or parts thereof, to pay the indebtedness secured hereby; and (c) exercise any remedies available to a secured party under the Massachusetts Uniform Commercial Code.

     While in possession of such property the Trustee shall render annually to the Partnership, a summarized statement of income and expenditures in connection therewith.

     Upon any sale of the Trust Estate under any of the provisions of this Article, all Bonds then outstanding, if not previously due, shall forthwith be and become due and payable.

     At any sale of the Trust Estate, any Bondholder or the Trustee may bid for and lease or purchase, as the case may be, the property offered for such lease or sale, may make payment on account thereof as herein provided, and, upon compliance with the terms of such lease or sale, may hold, retain and dispose of such property without further accountability therefor.

     No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Holders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Holders hereunder or now or hereafter existing at law or in equity or by statute.

     No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

     No waiver of any default or Event of Default hereunder, whether by the Trustee or by the Holders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

     Section 8.4.  Right of Holders to Direct Proceedings. Anything in this
                   --------------------------------------
Indenture to the contrary notwithstanding, the Holders of a majority in aggregate principal amount of Bonds then outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

     Section 8.5.  Application of Moneys.  All moneys received by the Trustee
                   ---------------------
pursuant to any right given or action taken under the provisions of this Article shall be applied as follows:

          (a) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied to the payment to the persons entitled thereto of the unpaid principal of the Bonds which shall have become due (other than Bonds called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in the order of their due dates, with interest at the Late Payment Rate on such Bonds from the respective dates upon which they become due, and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege.

          (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal then due and unpaid upon the Bonds, with interest at the Late Payment Rate from the date they become due without preference or priority of principal over interest or of interest over principal, or of any Bond over any other Bond, ratably, according to the amounts due, to the persons entitled thereto without any discrimination or privilege.

          (c) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of Section 8.9 hereof then, subject to the provisions of Subsection (b) of this Section in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of subsection (a) of this Section.

     Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date upon which such application is to be made. The Trustee shall give such notice as it may deem appropriate on the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the Holder of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation or destruction if fully paid.

     Whenever all principal of and interest on all Bonds have been paid under the provisions of this Section 8.5 and all expenses and charges of the Trustee have been paid, any balance remaining in any of the Funds established hereunder shall be paid to the Partnership.

     Section 8.6.  Remedies Vested in Trustee.  All rights of action (including
                   --------------------------
the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Holders of the Bonds, and any recovery of judgment shall be for the equal benefit of the Holders of the Outstanding Bonds.

     Section 8.7.  Rights and Remedies of Holders.  No owner of any Bond shall
                   ------------------------------
have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust thereof or for the appointment of a receiver or any other remedy hereunder, unless a default has occurred of which the Trustee has been notified as provided in subsection (f) of Section 9.1, or of which by said subsection it is deemed to have notice, nor unless also such default shall have become an Event of Default and the Holders of twenty-five percent (25%) in aggregate principal amount of Bonds then outstanding shall have made written request to the Trustee and shall have offered reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, nor unless also they have offered to the Trustee indemnity as provided in Section 8.1 nor unless the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its, his or their own name or names; and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more Holders of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the Holders of all Bonds then outstanding. Nothing in this Indenture contained shall, however, affect or impair the right of any Holder to enforce the payment of the principal of and interest on any Bond at or after maturity thereof, or the obligation of the Partnership to pay the principal of and interest of each of the Bonds issued hereunder to the respective Holders thereof at the time, place, from the source and in the manner in the Bonds expressed.

     Section 8.8.  Termination of Proceedings.  In case the Trustee shall have
                   --------------------------
proceeded to enforce any right under this Indenture by the appointment of a receiver, or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Partnership and the Trustee shall be restored to their former positions and rights hereunder with respect to the Trust Estate, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

     Section 8.9.  Waivers of Events of Default.  The Trustee may at its
                   ----------------------------
discretion waive any Event of Default hereunder and its consequences and rescind any declaration of acceleration of principal, and shall do so upon the written request of the owners of (l) at least fifty one percent (51%) in aggregate principal amount of all Outstanding Bonds in respect of which Event of Default in the payment of principal exists or (2) at least twenty five percent (25%) in aggregate principal amount of all Outstanding Bonds in the case of any other Event of Default; provided, however, that there shall not be waived any Event of Default in the payment of the principal of any Outstanding Bonds unless prior to such waiver or rescission, all arrears of principal (other than principal on the Bonds which became due and payable by declaration of acceleration) and all expenses of the Trustee and in connection with such Event of Default shall have been paid or provided for. In case of any such waiver or rescission, or in case any proceeding taken by the

Trustee on account of any such Event of Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Partnership, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.


                                   ARTICLE 9

                                  THE TRUSTEE

     Section 9.1.  Acceptance of the Trusts.  The Trustee hereby accepts the
                   ------------------------
trusts imposed upon it by this Indenture, and agrees to perform such duties as are specifically set forth herein, but no implied covenants or obligations shall be read into this Indenture against the Trustee.

          (a) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified above, and shall be entitled to advice of counsel concerning all matters of trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Partnership). The Trustee shall not be responsible for any loss or damage resulting from any action or nonaction in good faith in reliance upon such opinion or advice.

          (b) The Trustee shall not be responsible for any recital herein, or in the Bonds (except in respect to the certificate of the Trustee endorsed on the Bonds), or for insuring the property herein conveyed or collecting any insurance moneys, or for the validity of the execution by the Partnership of this Indenture or of any supplements thereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or for the value or title of the Real Estate or otherwise as to the maintenance of the security hereof; and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Partnership; but the Trustee may require of the Partnership full information and advice as to the performance of the covenants, conditions and agreements aforesaid as to the condition of the Real Estate. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with the provisions of this Indenture.

          (c) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or documents believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Bond, shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

          (d) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a written request or a certificate of an Authorized Representative of the Partnership.

          (e) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful default.

          (f) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder except failure by the Partnership to make any of the payments or furnish any documents to the Trustee required pursuant to the provisions of this Indenture unless the Trustee shall be specifically notified in writing of such default by the Holders of at least twenty-five percent (25%) in aggregate principal amount of all Bonds then outstanding and all notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the principal corporate trust office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no default except as aforesaid.

          (g) The Trustee shall not be personally liable for any debts contracted or for damages to persons or to personal property injured or damaged, or for salaries or nonfulfillment of contracts during any period in which it may be in possession of or managing the Real Estate.

          (h) At any and all reasonable times, the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right to fully inspect any and all of the Real Estate, including all books, papers and records of the Partnership pertaining to the Real Estate and the Bonds, and to take copies of Residency Agreements and other documents in regard thereto.

          (i) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

          (j) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee deemed desirable for the purpose of establishing the right of the Partnership to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

          (k) Before taking any action under this Section 9.l, the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful default in connection with any action so taken.

          (l) All moneys received by the Trustee or any paying agent shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received hereunder except as such may be agreed upon.

          (m) If any event of default under this Indenture shall have occurred and be continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and shall use the same degree of care as a prudent man would exercise or use in the circumstances in the conduct of his own affairs.

     Section 9.2.  Fees, Charges and Expenses of Trustee.  The Trustee shall be
                   -------------------------------------
entitled to payment and/or reimbursement for reasonable fees for its services rendered hereunder and all advances, counsel fees and other expenses reasonably and necessarily made or incurred by the Trustee in connection with such services, including its expenses incurred under Sections 9.4 and 9.5. The Trustee shall be entitled to payment and reimbursement for the reasonable fees and charges of the Trustee as Paying Agent and bond registrar for the Bonds as hereinabove provided. The Trustee shall have a right of payment prior to payment on account of principal of any Bond for the foregoing advances, fees, costs and expenses incurred.

     Section 9.3.  Successor Trustee.  Any corporation or association into which
                   -----------------
the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Trustee hereunder and vested with all of the title to the whole property or Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 9.4.  Resignation by the Trustee.  The Trustee and any successor
                   --------------------------
Trustee may at any time resign from the trusts hereby created by giving thirty
(30) days' written notice to the Partnership and by first class mail to each Holder of Bonds as shown by the list of Holders required by this Indenture to be kept at the office of the Trustee, and such resignation shall take effect at the later of the end of such thirty (30) days, or upon the appointment of a successor Trustee by the Holders or by the Partnership and the acceptance of such appointment by such successor. Such notice to the Partnership may be served personally or sent by registered or certified mail. If a successor Trustee has not accepted appointment within thirty (30) days after the date of such notice of resignation, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     Section 9.5.  Removal of the Trustee.  The Trustee may be removed at any
                   ----------------------
time, by an instrument or concurrent instruments in writing delivered to the Trustee and signed by the owners of a majority in aggregate principal amount of Bonds then outstanding.

     Section 9.6.  Appointment of Successor Trustee by the Holders; Temporary
                   ----------------------------------------------------------
Trustee.  In case the Trustee hereunder shall resign or be removed, or be
- -------
dissolved, or shall be in course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the owners of a majority in aggregate principal amount of Bonds then outstanding, by an instrument or concurrent instruments in writing signed by such owners, or by their attorneys in fact, duly authorized; provided, nevertheless, that in case of such vacancy the Partnership, by an instrument executed and signed by its General Partners, may appoint a temporary Trustee to fill such vacancy until a successor Trustee shall be appointed by the Holders in the manner above provided, and any such temporary Trustee so appointed by the Partnership shall immediately and without further act be superseded by the Trustee so appointed by such Holders; provided, however, if no successor Trustee shall be appointed by the Holders within six (6) months after commencement of the vacancy, the temporary Trustee appointed by the Partnership shall become the successor Trustee. Every such Trustee appointed pursuant to the provisions of this Section shall be a trust company or bank in good standing, within the State, having a reported capital and surplus of not less than $50,000,000, if there be such an institution willing, qualified and able to accept the trust upon reasonable or customary terms.

     Section 9.7.  Concerning Any Successor Trustees.  Every successor Trustee
                   ---------------------------------
appointed hereunder shall be a bank or trust company and shall execute, acknowledge and deliver to its predecessor and also to the Partnership an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Partnership, or of its successor, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Partnership be required by any successor Trustee for more fully and certainly vesting in such successor the estate, rights, powers and duties hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Partnership. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article shall be filed and/or recorded by the successor Trustee in each recording office, if any, where the Indenture shall have been filed and/or recorded.

     Section 9.8.  Right of Trustee To Pay Taxes, Other Charges and Insurance
                   ----------------------------------------------------------
Premiums.  In case any tax, assessment or governmental or other charge upon, or
- --------
insurance premium with respect to, any part of the Trust Estate is not paid as required herein, the Trustee may pay such tax, assessment or governmental or other charge or insurance premium, without prejudice, however, to any rights of the Trustee or the Holders hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon from the date of payment at the Late Payment Rate, shall be given a preference in payment over any payment of principal of the Bonds, and shall be paid out of the proceeds of revenues collected hereunder, if not otherwise caused to be paid; but the Trustee shall be under no obligation to make any such payment unless it shall have been requested to do so by the Holders of at least twenty-five percent (25%) in aggregate principal amount of Bonds then outstanding and shall have been provided with adequate funds for the purpose of such payment.

     Section 9.9.  Trustee Protected in Relying Upon Resolution Etc.  The
                   ------------------------------------------------
resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the release of property and the withdrawal of cash hereunder.

     Section 9.10.  Trust Estate May Be Vested in Separate or Co-Trustee.  It is
                    ----------------------------------------------------
the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the law of the State) denying or restricting the right of banking corporations or associations to transact business as Trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in case of the enforcement of either on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the Trust Estate, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee. In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

     Should any deed, conveyance or instrument in writing from the Partnership be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Partnership. In case any separate trustee or co-trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

     Section 9.11.  Indemnification of Trustee.  Notwithstanding its insurance
                    --------------------------
agreements, the Partnership shall to the extent legally permissible indemnify and save harmless the Trustee and its directors, officers, employees and agents against and from (a) all claims by or on behalf of any person arising out of (i) any condition of the Trust Estate, or (ii) the construction, reconstruction, improvement, use, occupancy, conduct or management of or from any work or anything done or omitted to be done in or about the Trust Estate, or (iii) any accident, injury or damage to any person occurring in or about the Trust Estate, or (iv) any breach or default by the Partnership of any of its obligations hereunder, or (v) any act or omission of the Partnership or any of its agents, contractors, servants, employees, or licensees, (vi) the offering, issuance, sale or resale of the Bonds, or (vii) any claim or proceeding involving the Trustee's administration of the trust hereunder except those arising from the Trustee's gross negligence or wilful misconduct, and (b) all costs, counsel fees, expenses or liability reasonably incurred in connection with any such claim or any action or proceeding brought thereon. If any action or proceeding is brought against the Trustee or any such director, officer, employee or agent by reason of any indemnified claim, the Partnership upon notice from the affected party shall resist or defend such action or proceeding. Subject to the foregoing, the Trustee shall cooperate and join with the Partnership at the expense of the Partnership as may be reasonably required in connection with any action taken or defended by the Partnership.


                                  ARTICLE 10

                    SUPPLEMENTAL INDENTURES AND AMENDMENTS

     Section 10.1.  Supplemental Indentures Not Requiring Consent of Holders.
                    --------------------------------------------------------
The Partnership and the Trustee may without the consent of, or notice to, any of the Holders enter into an indenture or indentures supplemental to this Indenture, as shall not be inconsistent with the terms and provisions hereof, for any one or more of the following purposes:

          (a) to cure any ambiguity or formal defect or omission in this Indenture;

          (b) to grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority;

          (c) to subject to the lien and pledge of this Indenture additional revenues, properties or collateral;

          (d) to effectuate the transfer by the Partnership to a purchaser or successor entity of ownership of the Trust Estate upon receipt by the Trustee of an opinion of Counsel to the effect that upon the sale, assignment or other transfer, the obligations of the Partnership will constitute the valid, legal and binding obligations of the assignee or transferee entity subject to customary qualifications; and

          (e) to release from the lien of this Indenture any vacant land or air rights or to release easements in or over the Real Estate; provided, however, that such release shall not adversely affect the compliance of the Real Estate remaining after such release with all applicable laws, ordinances, orders, decrees, rules, regulations and requirements of governmental authorities.

     Section 10.2.  Supplemental Indentures and Amendments Requiring Consent of
                    -----------------------------------------------------------
Holders.  Exclusive of supplemental indentures covered by Section 10.1 hereof
- -------
and subject to the terms and provisions contained in this Section, and not otherwise, the Holders of not less than 51% in aggregate principal amount of the Bonds then outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Partnership and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Partnership for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this indenture or in any supplemental indenture or amendment; provided, however, that nothing in this Section contained shall permit, or be construed as permitting
(a) an extension of the stated maturity or mandatory redemption date or a reduction in the principal amount of any Bond, without the consent of the Holder of such Bond, or (b) a reduction in the aforesaid aggregate principal amount of Bonds the Holders of which are required to consent to any such supplemental indenture or amendment, without the consent of the Holders of all the Bonds at the time outstanding which would be affected by the action to be taken, or (c) a modification of the rights, duties or immunities of the Trustee, without the written consent of the Trustee.

                                  ARTICLE 11

                        SATISFACTION OF THIS INDENTURE

     Satisfaction of This Indenture.  If the Partnership shall pay and discharge
     ------------------------------
the entire indebtedness on all Bonds outstanding in any one or more of the following ways:

          (a) by paying or causing to be paid in lawful moneys of the United States the principal of all Bonds outstanding, as and when the same become due upon maturity or redemption; or

          (b) by delivering to the Trustee, for cancellation by it, all Bonds outstanding;

and if the Partnership shall also pay or cause to be paid all other sums payable hereunder by the Partnership, then and in that case, this Indenture shall cease, determine and become null and void, and thereupon the Trustee shall, upon the written request of an Authorized Representative of the Partnership, and upon receipt by the Trustee of a certificate of an Authorized Representative of the Partnership and an opinion of counsel, each stating that in the opinion of the signers all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, forthwith execute proper instruments acknowledging satisfaction of and discharging this Indenture. The satisfaction and discharge of this Indenture shall be without prejudice to the rights of the Trustee to charge and be reimbursed by the Partnership for any expenditures which it may thereafter incur in connection herewith.

     Any moneys, funds, securities or other property remaining on deposit in any Fund or investment under this Indenture shall, upon the full satisfaction of this Indenture, forthwith be transferred, paid over and distributed to the Partnership.


                                  ARTICLE 12

                    MANNER OF EVIDENCING OWNERSHIP OF BONDS

     Any request, direction, consent or other instrument provided by this Indenture to be signed and executed by the Holders may be in any number of concurrent writings of similar tenor and may be signed or executed by such Holders in person or by agent appointed in writing. Proof of the execution of any such request, direction or other instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture and shall be conclusive in favor of the Trustee with regard to any action taken by them, or either of them, under such request or other instrument, namely:

          (a) The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments in such jurisdiction, that the person signing such writing acknowledged before him the execution thereof, or by the affidavit of a witness of such execution; and

          (b) The ownership of Bonds registered as to principal shall be proved by the register of such Bonds.

     Any action taken or suffered by the Trustee pursuant to any provision of this Indenture, upon the request or with the assent of any person who at the time is the Holder of any Bond or Bonds, shall be conclusive and binding upon all future Holders of the same Bond or Bonds.


                                  ARTICLE 13

                                 MISCELLANEOUS

     Section 13.1.  Limitation of Rights.  With the exception of rights herein
                    --------------------
expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person or company other than the parties hereto, and the Holders of the Bonds, any legal or equitable right, remedy or claim under or in respect to this Indenture or any covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and the Holders of the Bonds as herein provided.

     Section 13.2.  Unclaimed Moneys.  Any moneys deposited with the Trustee by
                    ----------------
the Partnership in accordance with the terms and covenants of this Indenture, in order to redeem or pay the Bonds in accordance with the provisions of this Indenture, and remaining unclaimed by the registered owners of the Bonds for six
(6) years after the date fixed for redemption or of maturity, as the case may be, shall, if the Partnership is not at the time to the knowledge of the Trustee in default with respect to any of the terms and conditions of this Indenture, or in the Bonds contained, be repaid by the Trustee to the Partnership upon its written request therefor; and thereafter registered owners of the Bonds shall be entitled to look only to the Partnership for payment thereof; provided, however, that the Trustee, before being required to make any such repayment, shall, at the expense of the Partnership, effect publication in a newspaper of general circulation in the area in which the Village is located of a notice to the effect that said moneys have not been so applied and that after the date named in said notice any unclaimed balance of said moneys then remaining shall be returned to the Partnership. Prior to delivery of such funds, the Partnership will be required to covenant and agree to indemnify and save the Trustee harmless from any and all loss, costs, liability and expense suffered or incurred by the Trustee by reason of having returned any such moneys to the Partnership as herein provided.

     Section 13.3.  Severability.  If any provision of this Indenture shall be
                    ------------
held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

     The validity of any one or more phrases, sentences, clauses or Sections in this Indenture contained shall not affect the remaining portions of this Indenture or any part thereof.

     Section 13.4.  Payments on Other than Business Days.  In any case in which
                    ------------------------------------
a payment under this Indenture is due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day with the same force and effect as if made on the date due.

     Section 13.5.  Notices.  It shall be sufficient service of any notice to
                    -------
the Partnership or the Trustee or if the same shall be duly mailed by registered or certified mail and addressed, if to the Partnership, to


New Pond Village Associates
c/o NVHS Management Services, general partner
45 Walpole Street
Norwood, Massachusetts 02032
Attn:  President


New Pond Village Associates
c/o First Healthcare Corporation, general partner
The Cornerstone Building
1148 Broadway Plaza
Tacoma, Washington  98401-2264
Attn:  General Counsel
with a copy to:

Ronald B. Schram, Esq.
Ropes & Gray
One International Place
Boston, Massachusetts  02110


and if to the Trustee, to The First National Bank of Boston, Mail Stop 45-02-15, 150 Royal Street, Canton, Massachusetts 02021, Attention: Corporate Trust Division. The Partnership and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     Section 13.6.  Counterparts.  This Indenture may be simultaneously executed
                    ------------
in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 13.7.  Applicable Law.  This Indenture shall be governed
                    --------------
exclusively by the applicable laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, NEW POND VILLAGE ASSOCIATES has caused these presents to be signed in its name and behalf by its General Partners, and to evidence its acceptance of the trusts hereby created The First National Bank of Boston has caused these presents to be signed in its name and behalf by its Authorized Signatory, all as of the day and year first above written.


                                          NEW POND VILLAGE ASSOCIATES

                                          By NVHS Management Services, Inc.


                                          By  /s/ Frank S Crane
                                              ----------------------------------
                                              Title: President


                                          By FIRST HEALTHCARE CORPORATION


                                          By  /s/ Joan E Thompson
                                              ---------------------------------
                                              Title: Authorized Signatory

                                          THE FIRST NATIONAL BANK
                                          OF BOSTON

                                          By  /s/ Kathryn L Gannon
                                              ----------------------------------
                                              Authorized Signatory

COMMONWEALTH OF MASSACHUSETTS )
                              ) SS.
COUNTY OF    Norfolk          )

     On this 26th day of November, 1990, before me, the undersigned, a notary public duly qualified for said County and State, came Frank S Crane III
      , who is personally known to me to be such officer and the same person who executed the foregoing Trust Indenture on behalf of said General Partner of New Pond Village Associates, and he acknowledges the execution of the same to be the voluntary act and deed of said General Partner and its voluntary act and deed as such officers.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.



                                             ___________________________________
                                             Notary Public

                                        MARIE C. UDAS, NOTARY PUBLIC
                                            MY COMMISSION EXPIRES
                                                MAY 21, 1993

COMMONWEALTH OF MASSACHUSETTS )
                              ) SS.
COUNTY OF                     )

     On this 26th day of November, 1990, before me, the undersigned, a notary public duly qualified for said County and State, came Kathyrn L. Gannon of ___________ and _______________, Authorized Signatory of this Corporation who is personally known to me to be such officers and the same persons who executed the foregoing Trust Indenture on behalf of said General Partner of New Pond Village Associates, and he acknowledges the execution of the same to be the voluntary act and deed of said General Partner and its voluntary act and deed as such officers.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.



                                             ___________________________________
                                             Notary Public
                                             My Exp: March 15, 1996

COMMONWEALTH OF MASSACHUSETTS )
                              ) SS.
COUNTY OF                     )

     On this 26th day of NOVEMBER, 1990, before me, the undersigned, a notary public duly qualified for said County and State, came KATHRYN L. GANNON, of
                 , and                    , Authorized Signatory of this
corporation, who are personally known to me to be such officers and the same persons who executed the foregoing Trust Indenture on behalf of this corporation, and they acknowledge the execution of the same to be the voluntary act and deed of the corporation and their voluntary act and deed as such officers.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.



                                             ___________________________________
                                             Notary Public
                                             My Exp: March 15, 1996

                                  EXHIBIT "A"


     Two parcels of land located in Walpole, Massachusetts as described as follows:

PARCEL ONE
- ----------

     That certain parcel of land being the aggregate of the three parcels of land ("Lot 1, Area 844,838 S.F., 19.40 Ac.", "Lot 2, Area 425,606 S.F., 9.77
Ac." and "Proposed Way 'A' (46' wide)") shown on a plan entitled "Plan of Land in Walpole, Mass." dated March 20, 1986 by Norwood Engineering Co., Inc., as recorded with the Norfolk Registry of Deeds in Plan Book 372 as Plan No. 1024 of 1988, bounded and described as follows:


SOUTHERLY                     by land shown on said plan as now or formerly of
                              Margaret H. Jelinek in four courses measuring together one thousand five hundred sixty-eight and 82/100 (1568.82) feet;

NORTHWESTERLY                 by land now or formerly of Neponset Reservoir
                              Corporation, Charles C. and Phyllis A. McDonough and Martin and Mary A. Conroy in four courses measuring together, one thousand one hundred twelve and 24/100 (1112.24) feet;

NORTHEASTERLY                 by land now or formerly of William R. and Caroline
                              E. Ralli, William H. and lao En Den Ying, Marilly
                              M. Vison and Steven P. Giampo, Gregory and Shirley
                              A. Yengation and Peter M. and Dorothy A. Scott, five hundred eighty-one and 25/100 (581.24) feet;

NORTHERLY                     by land of Peter M. and Dorothy A. Scott one
                              hundred seventy-five and 00/100 (175.00) feet;

NORTHEASTERLY                 by the southwesterly sideline of Bullard Street,
                              in two courses measuring together five hundred fifty-nine and 99/100 (559 99) feet;

SOUTHEASTERLY AND             by land now or formerly of George A. and
EASTERLY                      Julia R. Mather, Jr., in two courses measuring
                              together two hundred fifty-nine and 40/100
                              (259.40) feet;

EASTERLY                      by land now or formerly of Richard a. and Linda A.
                              Healy, Calvin and Mary Anne Conrad and Andrew A. and Helen A. Janauicius, in three courses measuring together three hundred ninety-nine and 24/100 (399.24) feet;

NORTHEASTERLY                 by land now or formerly of Andrew M. and Helen M.
                              Janauicius one hundred sixty and 00/100 (160.00) feet; and

EASTERLY by the westerly sideline of Main Street in two courses measuring together one hundred twenty-six and 63/100 (126.63) feet.

PARCEL TWO
- ----------

     That certain parcel of land shown as Lot A on a plan entitled "Plan of Land in Walpole, Mass." dated May 15, 1986, by Norwood Engineering Company, Inc., recorded with the Norfolk Registry of Deeds in Plan Book 338 as Plan No. 803 of 1986, bounded and described as follows:

SOUTHEASTERLY                 by land shown on said plan as the northwesterly
                              sideline of Main Street seventy-five and 00/100
                              (75.00) feet;

SOUTHWESTERLY                 by land now or formerly of Neponsent Valley Health
                              System one hundred sixty and 00/100 (160.00) feet;

NORTHEASTERLY                 by the same, seventy-five and 00/100 (75.00) feet;
                              and

NORTHWESTERLY                 by Lot B, one hundred sixty and 00/100 (160.00)
                              feet;


6429R

                                   EXHIBIT B


No.

                          NEW POND VILLAGE ASSOCIATES
                            RESIDENT MORTGAGE BONDS
                          (NEW POND VILLAGE PROJECT)
                                   SERIES A


Original Issue Date:
Maturity Date:

Registered Owner:
Principal Amount:

     New Pond Village Associates, a Massachusetts general partnership, for value received, hereby promises to pay, but solely from the sources as hereinafter provided and not otherwise, to the registered owner named above, or registered assigns, on the maturity date stated above upon surrender hereof, the principal amount stated above or, if this Bond or a portion thereof shall be duly called for redemption, until the date fixed for redemption. THIS BOND IS NON-INTEREST BEARING AND IS NON-TRANSFERABLE.

     Any capitalized term used in this Bond as a defined term but not defined herein shall be defined as in the Indenture (as hereinafter defined).

     This Bond shall not be entitled to any right or benefit under the Indenture, or be valid or become obligatory for any purpose, until this Bond shall have been authenticated by the execution by the Trustee (as hereinafter defined), or its successor as Trustee, or by an authenticating agent, of the certificate of authentication inscribed hereon.

     1.   Indenture and Security.  This Bond is one of the Series A Bonds
          ----------------------
issued by New Pond Village Associates, a Massachusetts general partnership (the "Partnership"), under a Mortgage and Trust Indenture dated as of November l, 1990 (the "Indenture") between the Partnership and The First National Bank of Boston, as trustee (the "Trustee") (hereinafter referred to as the "Bonds") for the purpose of providing funds to refinance certain indebtedness relating to New Pond Village, a residential retirement facility in Walpole, Massachusetts (the "Village"). The terms of the Bonds include those stated in the Indenture and Holders are referred to the Indenture for a statement of such terms. The Bonds are general obligations of the Partnership. To secure the obligations of the Partnership to make payments of the principal of the Bonds and the performance of its other obligations under the Indenture, the Partnership has pursuant to the Indenture granted to the Trustee a mortgage lien on the Real Estate. This Indenture and the lien created hereby shall be subordinate for all purposes to any lien, security interest, pledge, lease or other encumbrance on the Trust Estate, or any part thereof, granted by the Partnership at any time and from time to time to secure (i) any indebtedness or other liabilities or obligations of the Partnership incurred in connection with the acquisition or construction of all or any portion of the Trust Estate, including any improvements or repairs thereto or equipping thereof, and any refinancing thereof, in whole or in part, including, without limitation, any lien in favor of BayBank Boston, N.A. in connection with the construction of the Independent Living Center and the Health Center; and (ii) any indebtedness or other liabilities or obligations of the Partnership incurred in connection with obtaining operating funds or working capital for the operation of the Village. The Trustee agrees and is hereby directed to execute and deliver any instrument necessary or appropriate to confirm such subordination upon delivery to the Trustee of a copy of the subordination agreement, if any.

     The Trustee, upon the written request of the Partnership, agrees to subordinate the lien of the Indenture on, or release from the lien hereof, as directed by the Partnership (i) that portion of the Real Estate on which the Health Center is located, together with that portion of the Real Estate consisting of unimproved land that is located adjacent to the Health Center to the extent necessary to establish a separate legal lot for the Health Center in compliance with applicable zoning and land use laws, regulations and ordinances, in order to facilitate the financing or refinancing of the construction of the Health Center or any additions, improvements or repairs thereto; (ii) any portion of the Real Estate constituting unimproved land, in order to facilitate the financing or refinancing of construction thereon or any additions, improvements or repairs to any buildings or improvements subsequently constructed thereon; and (iii) any existing easements, licenses, rights of way and other rights and privileges, with or without consideration.

     2.   Optional Redemption.  The Bonds are subject to optional redemption
          -------------------
by the Partnership at any time upon not less than ten (10) days prior written notice as provided in Paragraph 4 hereof, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, subject to the Partnership's right of set-off as provided in Paragraph 6, including without limitation any rights to offset deferred fees.

     3.   Mandatory Redemption.  Each Bond is subject to mandatory redemption by
          --------------------
the Partnership upon not less than ten (10) days prior written notice as provided in Paragraph 4 hereof, in whole, at any time upon the sooner to occur of (i) 180 days following the date a Residency Agreement is terminated with respect to all individuals constituting a Resident thereunder (the "Termination Date") or (ii) the date the Partnership sells a new Bond for an Apartment Home for which a Termination Date has occurred (the "Resale Date"), subject to the Partnership's right of set-off as provided in Paragraph 6, including without limitation any rights to offset deferred fees.

     4.   Notice of Redemption; Partial Redemption.  Not less than ten (10) days
          ----------------------------------------
prior to a redemption (or maturity) date, the Partnership shall give notice by registered or certified mail or by acknowledged hand delivery to the Holders of Bonds to be redeemed at the addresses shown on the registration books maintained by the Trustee stating the Bond number and Apartment Home number to which the Bond relates, the principal amount of the Bond to be redeemed (or which has matured) and all amounts to be set-off against such principal amount under Paragraph 6 hereof, the section of the Indenture pursuant to which the redemption (if applicable) is occurring, the anticipated redemption date, and the manner in which payment will occur. A copy of the notice, together with evidence of proper notification procedures, shall be furnished to the Trustee.

     5.   Persons Deemed Owners.  The registered Holder of a Bond may be treated
          ---------------------
as its owner for all purposes.

     6.   Partnership's Right of Set-off.  As more specifically provided in the
          ------------------------------
Indenture, the Partnership shall have the right to set-off against payment of the principal of each Bond any unpaid amounts due and owing to the Partnership under the Residency Agreement, including certain deferred fees, provided that prior to such set-off the Partnership has notified the Holder in accordance with such provisions.

     7.   Amendments and Waivers.  Subject to certain exceptions provided for in
          ----------------------
the Indenture, the Indenture and the Series A Bonds may be amended with the consent of the Holders of at least 51% in principal amount of the Series A Bonds then outstanding, and, with respect to any default declared at the written request of the Holders, may be waived with the consent of the Holders of at least 25% in principal amount of the Series A Bonds then outstanding. Without the consent of the Holder, the Indenture or the Series A Bonds may be amended to cure any ambiguity, formal defect or omission or to confer upon the Trustee additional rights, remedies, powers and authority or to subject to the lien of the Indenture additional revenues, properties or collateral or to release vacant land or easements.

     8.   Defaults and Remedies.  Upon the occurrence and continuation of an
          ---------------------
Event of Default, the Trustee may, and upon the written request of the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds outstanding shall, after being indemnified at its option pursuant to Section 9.1(k) hereof, hereunder declare the entire principal amount of the Bonds then outstanding hereunder immediately due and payable, and the said entire principal shall thereupon become and be immediately due and payable.

     If an Event of Default shall have occurred, the Trustee may and if requested so to do by the Holders of twenty-five percent (25%) in aggregate principal amount of Bonds then outstanding and indemnified as provided in the Indenture, the Trustee shall exercise such one or more of the rights and powers conferred by the Indenture as the Trustee shall deem necessary and appropriate to protect and enforce its rights and the rights of the Holders under the Indenture.

     No remedy by the terms of the Indenture conferred upon or reserved to the Trustee (or to the Holders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Holders thereunder or now or hereafter existing at law or in equity or by statute.

     No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of such Event of Default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

     No waiver of any Event of Default hereunder, whether by the Trustee or by the Holders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

     The Holders of a majority in aggregate principal amount of Bonds then outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of the Indenture or for the appointment of a receiver or any other proceedings under the Indenture, provided that such direction shall not be otherwise than in accordance with the provisions of law and of the Indenture.

     9.   Authentication.  This Bond shall not be valid until authenticated by
          --------------
the manual signature of the Trustee or Authenticating Agent.

     10.  General.  Reference is hereby made to the Indenture, a copy of
          -------
which is on file with the Trustee, for the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Partnership, the Trustee and the Holders of the Bonds and the security for the Bonds. The Holder of this Bond, by the acceptance hereof, is deemed to have agreed and consented to and be bound by the terms and provisions of the Indenture.

     IN WITNESS WHEREOF, New Pond Village Associates has caused this Bond to be signed by the facsimile signature of each of its general partners.


                                         NEW POND VILLAGE ASSOCIATES,
                                         a Massachusetts general
                                         partnership

                                         By NVHS Management Services,
                                              Inc., general partner


                                         By_____________________________________
                                           Title:


                                         By First Healthcare Corporation,
                                           general partner


                                         By_____________________________________
                                           Title:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This Bond is one of the Bonds of the issue described in the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF BOSTON,
as Trustee


  By: ____________________
      Authorized Signatory

Date:

                                  APPENDIX B
                                  ----------

                              RESIDENCY AGREEMENT
                       (Third Printing, November, 1990)



RESIDENT(S): ___________________________________________________________________

APARTMENT HOME NUMBER: _________________________________________________________

BOND AMOUNT: $
             -------------------------------------------------------------------

CONTINUING CARE ELIGIBLE RESIDENT(S): __________________________________________

CONTINUING CARE INITIAL PREMIUM AMOUNT: $
                                        ----------------------------------------

INITIAL MONTHLY FEE: $
                     -----------------------------------------------------------


     This Residency Agreement is entered into by ______________ and ________________________________________ (individually and/or collectively "Resident") and New Pond Village Associates ("New Pond") a Massachusetts general partnership which owns and operates New Pond Village in Walpole, Massachusetts (the "Village").


1.   GENERAL SERVICES AND FACILITIES

     1.1.  Basic Agreement.  In exchange for purchase by Resident of a New
           ---------------
Pond Village Resident Mortgage Bond in the Bond Amount stated above and payment of the ongoing Monthly Fee, initially in the amount stated above, Resident will be entitled to occupy the Apartment Home indicated above and receive the services and use the facilities described in this Agreement according to the provisions of this Agreement. Occupancy of the Apartment Home will begin on the date shown in the Occupancy Date Endorsement on the signature page of this Agreement (the "Occupancy Date").

     1.2.  Apartment Furnishings.  The Apartment Home will be furnished with
           ---------------------
carpeting, sheer curtains, self-defrosting refrigerator and freezer, range, continuous cleaning oven, dishwasher, garbage disposal and emergency call alerts in the bedrooms and bathrooms; provided, however, that Apartment Homes in the Assisted Living Center will not have ranges, ovens, or dishwashers. One surface parking area per Apartment Home will be provided for Resident's use free of charge which will be unassigned. A Resident having more than one motor vehicle may be asked by New Pond to park one of the vehicles at a remote parking area, and a charge may be imposed. Recreational and other oversized vehicles will be allowed on a limited basis with the prior written approval of New Pond, and a charge may be imposed. Each Apartment Home will have a designated storage area (approximately 4' by 4' in size) for Resident's personal use.

     1.3.  Community Areas.  Residents will have use of the Village's community
           ---------------
areas, which will initially include:

     . Central Dining Room (for Independent Living Residents and guests only) . Assisted Living Dining Room
     . Multi-Purpose Activity Room
     . Private Family Dining Room
     . Grille/Cafe
     . Library
     . Convenience Store
     . Exercise Room
     . Greenhouse
     . Crafts Room
     . Billiards Room
     . Woodworking Room
     . Beauty Parlor
     . Barber Shop
     . Bank
     . Laundry Rooms

     New Pond reserves the right to change the community areas, if appropriate, after notice to the Residents' Council. New Pond also reserves the right to exclude any resident from these and all common areas for inappropriate or disruptive behavior.

     1.4.  Included General Services.  During Resident's occupancy of the
           -------------------------
Apartment Home, New Pond will provide Resident with the services described in this Section 1.4 as part of the Monthly Fee. New Pond reserves the right to make changes to these services after notice to the Residents' Council (except that such notice need not be given in advance in cases of emergency).

           Food Service.  Breakfast, lunch and formal evening dining will be
           ------------
     served daily. As part of the Monthly Fee, Resident will be entitled to one meal credit for each day of the month (for example, 30 meal credits for June and 31 meal credits for July). Meal credits may be used at any time during the month for Resident's meals or for guest dining. If Resident resides in the Assisted Living Center, three meal credits per day are included in the

     Monthly Fee. Any unused meal credits for any month will be forfeited and may not be applied as a credit against meal charges for any other period. A Resident absent from the Village for more than 30 days will receive a meal credit allowance prorated on a daily basis if Resident gives New Pond written notice at least 10 days in advance. For health-related absences, no prior notice is required.


           Housekeeping.  Housekeeping of the Apartment Home, Including
           ------------
     vacuuming, dusting, bathroom and kitchen cleaning and changing of bed linen, will occur on a scheduled basis every other week. If Resident resides in the Assisted Living Center, housekeeping will occur every week.

           Utilities.  Sewer, water, electricity, heat and air-conditioning for
           ---------
     the Apartment Home will be provided. The Apartment Home will be centrally wired for cable television and telephone hook-up. Installation and monthly cable and telephone charges will be paid by Resident if service is desired.

           Emergency System.  Village personnel will monitor all the emergency
           ----------------
     alert systems and coordinate emergency responses as appropriate.

           Security.  Each exterior building door will have a security access
           --------
     system, and security personnel will be on duty during late night and early morning hours.

           Laundry.  Self-service laundry facilities for Resident's personal
           -------
     laundry will be provided at designated locations.

           Maintenance.  New Pond will maintain all community areas and will be
           -----------
     responsible for making necessary repairs, maintenance, and replacement of the Apartment Home furnishings provided by New Pond.

           Transportation.  Local transportation to designated shopping, social
           --------------
     events, medical facilities, places of worship and other local destinations will be provided on a regularly scheduled basis.

           Social and Recreational Programs.  New Pond will coordinate a variety
           --------------------------------
     of social, recreational, educational, and cultural programs.

           Wellness Program.  Educational and screening programs promoting
           ----------------
     wellness and preventative health maintenance will be conducted, including regularly scheduled exercise programs.

     1.5.  Additional Services.  The following additIonal services will be
           -------------------
available at the Village on a fee-for-service basis:

     . Additional housekeeping.
     . Laundry services for personal items.
     . On-site guest rooms for Resident's guests, which will
       be available on a reservation basis.
     . Catering for special occasions.
     . Tray service when medically advisable.
     . Additional and guest meals.

Charges for Additional Services will be made in accordance with the Village's Additional Services Fee Schedule and will be billed to Resident monthly. New Pond reserves the right to make changes to the Additional Services after notice to the Residents' Council.

     1.6.  Alteration to Apartment Home.  Resident may make non-structural
           ----------------------------
alterations to the Apartment Home (including painting, wallpapering, building of bookshelves, etc.) with the prior written approval of New Pond. Any approved alteration will be performed at Resident's expense by the Village's maintenance staff or by a contractor approved by New Pond. For Resident's safety, Resident agrees not to replace or add any locking devices to the Apartment Home.

     1.7.  Maintenance of Apartment Home.  New Pond will maintain, repair, and
           -----------------------------
replace the appliances furnished by New Pond and the Apartment Homes' mechanical systems, but Resident will be liable for cost of any work necessitated by Resident's negligence. Resident agrees to report to New Pond promptly any conditions in need of repair.

     Other than those items described in the preceding paragraph which New Pond will maintain, Resident will be responsible for keeping the Apartment Home in good repair, and for keeping the Apartment Home clean and not wasting energy. New Pond personnel will be available for an additional charge to assist Resident in performing maintenance or repairs for which Resident is responsible.


2.   HEALTH CARE SERVICES AND FACILITIES

     2.1.  Continuing Care Program.  A long term care insurance program (the
           -----------------------
"Continuing Care Program") will provide certain skilled and custodial nursing care and personal care benefits to Eligible Residents through a group insurance policy (the

"Policy") for the benefit of the Village's Eligible Residents. An "Eligible Resident" is a Resident who has been determined by New Pond and the insurance carrier issuing the Policy (the "Insurer") on the Occupancy Date to meet the health standards for coverage under the terms of the Policy. Enrollment in the Continuing Care Program is mandatory for all Eligible Residents. A description of the benefits and coverages of the Continuing Care Program is contained in the group insurance program booklet prepared by the Insurer. A copy of this booklet and other insurance documents is available to Resident upon request. Resident hereby assigns the benefits payable under the Policy to New Pond, which will bill Resident only for services rendered in excess of benefit payments received by New Pond on behalf of Resident pursuant to this assignment. Each Eligible Resident becomes covered under the Policy on the Occupancy Date, subject to the following conditions.

     On the Occupancy Date, each Eligible Resident will pay the Continuing Care Program Initial Premium Amount stated above and, each month thereafter, the amount of the ongoing monthly premium. New Pond will collect all Policy payments on behalf of the Insurer and, for Resident's convenience, the monthly premium will be included in the Monthly Fee (or the Daily Rate if Resident has transferred to the Health Center). The amount of the monthly premium is subject to adjustment annually by the Insurer. New Pond reserves the right upon 60 days written notice to Resident to modify, limit or terminate the coverages and benefits provided under the Policy and to substitute insurers and different plans of group or other insurance. In such event, Resident may terminate this Agreement pursuant to the provisions of Section 4 as Resident's sole remedy against New Pond.

     2.2.  Assisted Living Center.  The Village will include an Assisted Living
           ----------------------
Center for persons in need of sustained personal care services but not nursing care. A Resident desiring to transfer to the Assisted Living Center and meeting the Standards for Admission to the Assisted Living Center then in effect will be given priority admission. Residents will pay the base Assisted Living Monthly Fee and charges for personal care services while living in the Assisted Living Center. The personal care expense benefits payable under the Continuing Care Program are designed to cover a portion of these fees for Eligible Residents. Personal care services will be provided through a contractual arrangement with a local home health agency and will be billed to Resident on the basis of the type and amount of services received.

     2.3.  Health Center.  The Village will include a Health Center providing
           -------------
custodial and skilled nursing care.

Although the Health Center will be open to nonresidents, Village Residents desiring to transfer and meeting the Standards for Transfer to the Health Center then in effect will be given priority admission to the extent allowable by law.

     2.4.  Agreement to Make a Temporary or Permanent Transfer. Resident agrees
           ---------------------------------------------------
to transfer to the Assisted Living Center and to make a Temporary or Permanent Transfer to the Health Center or other appropriate nursing facility in the event that New Pond determines that Resident is unable to live independently in the Apartment Home and that such a transfer is appropriate. All determination concerning Temporary or Permanent Transfers will be made by New Pond consultation with, to the extent feasible, Resident, Resident's family members or representatives and Resident's attending physician. Skilled and custodial nursing care expense benefits under the Continuing Care Program will be payable to Eligible Residents admitted to nursing facilities other than the Health Center if no appropriate bed is available in the Health Center or if New Pond determines that the Resident's circumstances make admission to another nursing facility necessary.

     Transfers will be Temporary or Permanent as follows:
     ---------------------------------------------------

           (a)  Temporary Transfer - A Resident will be considered to have made
                ------------------
     a Temporary Transfer if New Pond determines, based on Resident's health status, that Resident is likely to return to the Apartment Home in the near future. During a Temporary Transfer, Resident will continue to pay the Monthly Fee for the Apartment Home and will pay the Health Center Daily Rate then in effect. In the case of an Eligible Resident, the skilled and custodial nursing care benefits payable under the Continuing Care Program are designed to cover a portion of the Health Center Daily Rate, which includes room and board in a semi-private room and regular nursing services. Resident also will be responsible for paying all applicable charges for physician visits, private duty nurses, prescription medications, durable medical equipment, and additional services not included in the Daily Rate. (Resident's Medicare supplemental health insurance may provide some benefit payment for these services, but Resident remains responsible for paying all applicable charges.)

           (b)  Permanent Transfer - A Resident will be considered to have made
                ------------------
     a Permanent Transfer if New Pond determines, based on Resident's health status, that Resident is likely to be in need of nursing care for the foreseeable future. In a single occupancy, a Permanent

     Transfer will be effective on the date Resident vacates the Apartment Home (after which date New Pond may make the Apartment Home available to other prospective residents). Thereafter Resident will no longer be required to pay the Monthly Fee but will pay the Health Center Daily Rate then in effect (which includes a service component and a charge for the Continuing Care Program premium). In a double occupancy, a Permanent Transfer will be effective on the date the Monthly Fee is reduced for the Resident remaining in the Apartment Home to the single occupancy Monthly Fee, and the Resident transferring to the Health Center will pay the Health Center Daily Rate then in effect. In the case of an Eligible Resident, the skilled and custodial nursing care benefits payable under the Continuing Care Program are designed to cover a portion of the Health Center Daily Rate. Resident will also be responsible for paying applicable charges for physician visits, private duty nurses, prescription medications, durable medical equipment, and additional services not included in the Daily Rate. (Resident's Medicare Supplemental health insurance may provide some benefit payment for these services, but Resident remains responsible for paying all applicable charges).

     2.5.  Agreement to Transfer to Other Facilities if Required.  The Health
           -----------------------------------------------------
Center will be licensed to provide only limited nursing and health related services. Should New Pond determine (after consultation to the extent feasible with Resident, Resident's family members or representatives, and Resident's attending physician) that Resident's health requires health care services for which transfer to the Health Center, Assisted Living Center or other nursing facility would not be appropriate or if Resident requires nursing services but the Health Center has no available bed, Resident agrees to leave the Village for such care. If Resident's condition requires short-term care, Resident will continue to pay the Monthly Fee during the absence (or, if the Resident has made a transfer to another nursing facility pending availability of an appropriate bed in the Health Center, Resident will continue to pay the monthly Continuing Care Program premium). If Resident's condition requires extended health care services, this Agreement will be subject to termination in accordance with Section 4 (unless the transfer is to another nursing facility pending availability of an appropriate bed in the Health Center, in which case Resident will be transferred to the Health Center as soon as an appropriate bed is available). In either event, Resident will be responsible for all of his/her health care costs. Benefits payable under the Continuing Care Program are not available in connection with transfers under this Section 2.6 unless the transfer is a temporary one to another nursing facility.

     2.6.  Readmission to Independent Living.  If after a transfer to the
           ---------------------------------
Assisted Living Centers or a Permanent Transfer to the Health Center, Resident again meets the Standards for Admission to Residency of the Independent Living Center and wishes to return to independent living, Resident will be given priority admission for a unit.

     2.7.  Medicare.  During the term of this Agreement, each person who is a
           --------
Resident will be required to enroll in the Medicare Parts A and B programs, any future program that may be offered by Medicare or any similar or successor governmental program, and to maintain in effect supplemental Medicare insurance coverage satisfactory to New Pond. A Resident who is not qualified for Medicare coverage due to age will maintain comprehensIve health coverage satisfactory to New Pond. Evidence of such insurance will be provided to New Pond upon request. In no event will New Pond assume responsibility for services that are not rendered in the Health Center, such as services rendered in an acute care hospital, a rehabilitation hospital, a substance abuse clinic, or a psychiatric facility.

3.   PURCHASE OF BOND AND FEES

     3.1.  Purchase of Bond.  Resident agrees, upon the Occupancy Date, to
           ----------------
purchase a non-transferable, non-interest bearing New Pond Village Resident Mortgage Bond (the "Bond"), issued by New Pond under an Indenture of Trust between New Pond and the Bond Trustee, in the Bond Amount stated above. All Bonds will be held by the Bond Trustee, and Resident will be furnished with a photocopy of the Bond. Resident will receive as a credit against the Bond Amount the amount of the Reservation Deposit, if any, previously paid by Resident. New Pond's obligations with respect to repayment of Bonds will be secured by a mortgage granted to the Bond Trustee for the benefit of all Bondholders, which mortgage will be subordinate to the construction mortgages and certain other liens as described in Section 5.15 hereof.

     3.2.  Continuing Care Program Initial Premium.  Upon the Occupancy Date,
           ---------------------------------------
each Eligible Resident will pay the Continuing Care Program Initial Premium Amount stated above. A limited refund of the Continuing Care Program Initial Premium Amount will be made as provided in the Policy should this Agreement terminate within the time period specified in the Policy.

     3.3.  Monthly and Additional Service Fees.  The Monthly Fee initially will
           -----------------------------------
be in the amount stated above. Upon not less than 30 days prior written notice to Resident, the Monthly Fee may be adjusted as of June 1st of each year. The Monthly

Fee will be prorated on a daily basis for the first month of occupancy as appropriate. The Monthly Fee includes the Continuing Care Program monthly premium for Eligible Residents, which is subject to annual adjustment by the insurance carrier. The Daily Rate for the Health Center includes a service charge and a charge for the Continuing Care Program premium.

     Fees for additional services will be charged in accordance with the Additional Services Fee Schedule established by New Pond. The Additional Services Fee Schedule is subject to change at any time upon not less than 30 days written notice to Resident.

     3.4.  Billing.  Resident may charge items which will be posted to monthly
           -------
statements, including guest meals, guest rooms, additional housekeeping services, etc. Statements dated the 1st of the month will be placed in mailboxes by the 5th of the month. Additional service fees incurred the previous month and the monthly fee for the current month will be included.

     Payment is due on the tenth day of each month.

     3.5.  Late Charge.  New Pond will assess Resident a late charge of 5% per
           -----------
month (or the maximum amount allowed by applicable law, if less) of the amount due if the Monthly Fee or Additional Service Fees are not paid in full on or before the 10th day of the calendar month in which they are due.

     3.6.  Changes in Occupancy.  If the Apartment Home is occupied by two
           --------------------
persons and one surrenders possession of the Apartment Home to the other, Resident's obligations under this Agreement will continue in full legal force and effect as to the remaining Resident, and the Monthly Fee will be adjusted to reflect the single occupancy rate then in effect for the Apartment Home.

     If a Resident and a nonresident (including a new spouse) desire to share the Apartment Home, the nonresident may become a Resident and live in the Apartment only if he/she meets the Standards for Admission to Residency of the Village and both persons execute a new Residency Agreement. In such event, the Monthly Fee will be adjusted to reflect the rate for double occupancy then in effect for the Apartment Home.

     3.7.  Liability for Charges.  Each person who is designated as Resident in
           ---------------------
this Agreement is jointly and severally liable for the payment of the Monthly Fee, Additional Service Fees, and all other amounts required to be paid to New Pond pursuant to the provisions of this Agreement. In the event it is necessary for New Pond to institute legal action or other proceedings to recover amounts payable to New Pond under this Agreement, New Pond also will be entitled to recover legal fees and costs incurred in connection with all such proceedings. This provision will survive any termination of this Agreement.

     3.8.  Scholarship Fund.  A scholarship fund under the control and
           ----------------
administration of the Residents' Council will be established to provide assistance for Residents experiencing unexpected financial hardship in meeting his/her financial obligations. The fund initially will be capitalized with $25,000 from New Pond. All Monthly Fees, Additional Service Fees and other amounts payable under this Agreement will, however, remain the responsibility of Resident as a condition for continued occupancy at the Village.

     3.9.  Refund Reserve Fund.  A Refund Reserve Fund in the amount of
           -------------------
$2,500,000 will be established and administered by New Pond to facilitate the prompt refund of Resident Mortgage Bonds. This Reserve Fund will be funded from the proceeds of sales of Resident Mortgage Bonds, if sufficient proceeds remain after paying other obligations. If such proceeds are insufficient, New Pond will attempt to obtain letters of credit from one or more banks to establish this reserve fund, but is not required to do so. Any cash in the Refund Reserve Fund will be held and invested by New Pond, which will consult with financial advisors with such experience as it deems appropriate.

4.   TERMINATION AND DEFERRED FEE; CHANGES IN OCCUPANCY

     4.1.  Termination of Residency.  This Agreement is subject to termination
           ------------------------
as follows:

           (a) By Resident at any time upon 60 days prior written notice to New Pond.

           (b) Upon a determination by New Pond in accordance with Section 2.4 or 2.5 of this Agreement that (i) a Temporary or Permanent Transfer of Resident is appropriate and Resident refuses to transfer, (ii) Resident is in need of short-term health care services for which the Health Center, the Assisted Living Center or other nursing facility is not appropriate and Resident refuses to leave the Village for treatment or (iii) Resident is in need of extended health care services for which the Health Center, the Assisted Living Center or other nursing facility is not appropriate.

           (c) Upon 30 days written notice to Resident by New Pond (or such shorter period as may be appropriate under the circumstances) if New Pond determines that Resident's continued residence in the Apartment Home presents a danger to the safety or well-being of Resident or others.

           (d) Resident fails to pay the Monthly Fee, Additional Service Fees or any other amounts payable under this Residency Agreement when due (subject, however, to the provisions of Section 4.4 hereof) ; Resident violates any other provision of this Agreement or repeatedly violates the Village's rules and regulations and such violation is not cured within 30 days after written notice to Resident; or New Pond discovers a material misstatement or omission in the Confidential Data Application or other information submitted by or on behalf of Resident.

           (e) In the event all or a portion of the Apartment Home, the building in which it is situated, or the Village is destroyed or made untenantable by fire, flood, storm or other casualty or cause and New Pond determines not to rebuild the Apartment Home.

           (f) In the event all or any portion of the Apartment Home, the building in which it is situated, or the Village is taken by the exercise of eminent domain.

           (g)  Upon the death of Resident.

     4.2.  Effect of Double Occupancy.  If the Apartment Home is occupied by two
           --------------------------
persons and one dies or transfers from the Apartment Home, this Agreement will continue in full legal force and effect as to the remaining Resident, except the Monthly Fee will be adjusted to reflect the then applicable single occupancy rate payable for the type of Apartment Home occupied by Resident.

     4.3.  Agreement to Remain in Effect Upon Transfer to Assisted Living or
           -----------------------------------------------------------------
Health Center.  In the event that Resident makes a Permanent Transfer to the
- -------------
Assisted Living Center or the Health Center, this Agreement will remain in full force and effect, except that the facilities and services provided by New Pond and the Monthly Fee or Daily Rate payable by Resident will be in accordance with those then in effect for the Assisted Living Center or the Health Center, as applicable. New Pond may make an Apartment Home available to other prospective residents upon (a) the permanent transfer of the last person designated as Resident to another Apartment Home, the Health Center or another nursing facility or (b) termination of the Residency Agreement for any reason.

     4.4.  Repayment of Bond Amount; Offset of Bond Amount in Event of Financial
           ---------------------------------------------------------------------
           Need
           ----

           (a) New Pond will repay the Bond Amount (less any amounts offset against the Bond Amount pursuant to Sections 4.4(b) and 4.4(c)), to Resident upon the earlier of (i) the date a new Bond is sold to a new resident of the Apartment Home or (ii) 180 days after the termination of this Agreement with respect to the last person designated as Resident.

           (b) In the event Resident transfers to the Health Center and is unable to pay the Daily Rate due to circumstances not reasonably within Resident's control, New Pond may, in its sole discretion, allow Resident to continue to receive services in the Health Center, in which case New Pond shall make a notation on the Bond so as to reduce the principal amount of the Resident's Resident Mortgage Bond then outstanding each month by an amount equal to the lesser of (i) the cumulative Daily Rate charges (or portion thereof) that Resident has failed to pay and that have not been so offset by prior annotations to the Bond Amount or (ii) the amount permitted by law. At such time as the remaining principal balance of the Resident Mortgage Bond equals the sum of (i) the unpaid balance of any applicable Additional Service Fees and other charges owed by Resident to New Pond, plus (ii) an amount equal to five percent (5%) of the Original Bond Amount, New Pond may offset the entire remaining principal amount of the Resident's Resident Mortgage Bond then outstanding in satisfaction of Resident's obligations under Sections 4.5 and 4.6 hereof. By execution of this Residency Agreement, Resident authorizes New Pond to make notations on Resident's Resident Mortgage Bond in accordance with the provisions of this
     Section 4.4(b).

           (c) In the event that the principal amount of the Resident Mortgage Bond of any Resident is exhausted pursuant to Section 4.4(b) hereof and a second Resident resides in the Apartment Home, such Resident may continue to reside in the Apartment Home for so long as he or she continues to pay the applicable Monthly Fee. In the event of a transfer of said second Resident to the Health Center, said Resident will be required to pay the Daily Rate and, if unable to do so, will be entitled to continue to receive services in the Health Center subject to the conditions of Section 4.4(d) hereof.

           (d) Without in any way limiting New Pond's right to terminate this Agreement as set forth in Section 4.1,

     Resident will be entitled to continue to receive treatment the Health Center despite his or her inability to pay the Daily Rate if and only if New Pond determines that all of the following conditions have been satisfied:

                  (i) the Health Center continues to be a medically appropriate setting for such Resident;

                 (ii) New Pond has received such information concerning
               Resident's financial status as it deems necessary, including without limitation tax returns, personal financial statements, bank statements, and other investment or securities information, and has determined in its sole discretion that Resident is unable to pay such Daily Rate due to circumstances not reasonably within Resident's control;

                 (iii) Resident has applied for and is eligible to receive
               benefits under the Medicaid Program or any similar or successor governmentally assisted program; and

                  (iv) the provision of care to Resident would not impair New
               Pond's ability to operate on a sound financial basis and in accordance with its mission statement.

Resident or Resident's estate shall be liable for the Monthly Fees, Daily Rate Charges, Additional Service Fees, and any other expenses incurred by New Pond on behalf of Resident pursuant to this Agreement.

     4.5.  Deferred Fee.  Upon termination of this Agreement for whatever reason
           ------------
as to all persons designated as Resident, Resident will pay to New Pond a deferred fee (the "Deferred Fee") equal to the lesser of 5% of the Bond Amount or, if termination occurs within the first 5 months of occupancy, 1% of the Bond Amount for each month of occupancy of the Apartment Home. The Deferred Fee will be due and payable on the date that Resident's Bond is repaid by New Pond, or termination of this Agreement occurs, whichever is later.

     4.6.  Right of Set-Off; Other Rights.  New Pond will have the right to set-
           ------------------------------
off against repayment of the Bond, the Deferred Fee and any other fees or amounts payable to New Pond under this Agreement, including any modification to incorporate provisions of the Standard Nursing Facility Services Agreement. Termination of this Agreement for whatever reason will not affect or impair the exercise of any right or remedy granted to New Pond or Resident under this

Agreement for any claim or cause of action occurring the date of such termination.

     4.7.  Relocation.  A Resident may elect to move to another apartment in the
           ----------
Independent Living Center, subject to availability. In such event, this Agreement will be terminated and a new Residency Agreement executed. Resident will receive a refund of the Bond Amount in accordance with Section 4.4 and will be required to purchase a new Bond for the new apartment. No Deferred Fee, however, will be charged to Resident for a termination in connection with relocation to another Independent Living Center Apartment Home. All moving costs will be at Resident's expense.

     4.8.  Resident's Responsibility.  Resident agrees that he or she shall make
           -------------------------
no gift of real or personal property or make any speculative investment which could impair Resident's ability to satisfy the financial obligations under this Agreement. If Resident's income is insufficient to meet his or her financial responsibilities to New Pond, Resident shall make all reasonable efforts to obtain assistance elsewhere, including taking necessary steps to obtain applicable local, county, state or federal aid or assistance. As a condition of continuing to receive care under the provisions of Section 4.4 hereof, Resident must represent that he or she has not made any gift of real or personal property or speculative investments in contemplation of the execution of this Agreement.

5.   MISCELLANEOUS

     5.1.  Resident's Interest.  Resident does not have any proprietary interest
           -------------------
in New Pond, its assets or properties, or the assets and properties of New Pond by virtue of this Agreement.

     5.2.  Responsibility for Resident's Property.  New Pond will not be
           --------------------------------------
responsible for damage or loss to any personal property belonging to Resident caused by fire, flooding, or other casualty, or by leaking of water, bursting of pipes, theft or any other cause. Resident will be solely responsible for insuring against property damage or loss and personal liability. In the event of Resident's death, transfer from the Village, or permanent transfer to the Health Center, New Pond will exercise ordinary care in temporarily safekeeping Resident's personal property at the Village. If such property is not removed from the Village premises within 30 days after termination of this Agreement, New Pond reserves the right to have such property placed in a commercial bonded warehouse at the expense and risk of Resident or his/her estate. In the event that Resident fails to claim any personal property from the Apartment Home or warehouse within 180 days after termination of this Agreement, New Pond retains the right to sell such personal property and to retain from the proceeds thereof an amount equal to its expenses in moving and storing such personal property and any other fees, charges, or costs owed to New Pond hereunder or relating to such moving and storage.

     5.3.  Right of Entry.  Resident hereby authorizes employees and agents of
           --------------
New Pond to enter Resident's Apartment Home for the purpose of providing services, repairs, maintenance, alterations, pest control and Inspection, and in the event of perceived medical or other emergency.

     5.4.  Indemnification for Negligence.  Resident will indemnify, protect and
           ------------------------------
hold harmless New Pond for any loss, damage, injury or expense incurred by it as a result of the careless, negligent or willful acts of Resident or Resident's invitees or guests.

     5.5.  Guests.  Occupancy of the Apartment Home and use of the community
           ------
facilities is limited to Resident and guests. Guests may occupy the Apartment Home for more than 14 days during any calendar quarter with the prior written approval of New Pond. Resident will be responsible for the conduct of Resident's guests and for payment of any charges incurred by Resident's guests.

     5.6.  House Rules; Standards for Admission to Residency of the Village.
           ----------------------------------------------------------------
New Pond will establish rules and regulations for the orderly operation and management of New Pond's affairs, and the health, safety, welfare, peace and comfort of the residents of the Village (including the establishment of waiting lists for those desiring to become residents of the Village), and Resident agrees to abide by such rules and regulations.

     5.7.  Absence from Village.  Resident agrees to notify the Village's
           --------------------
management in advance of any contemplated overnight or longer absence from the Village.

     5.8.  Damage to Apartment.  If the Apartment Home is damaged by fire,
           -------------------
flood, storm or other casualty or cause and New Pond elects not to terminate this Agreement, New Pond will, at its expense, proceed diligently to repair and restore the Apartment Home. If the Apartment Home is untenantable during the repair, New Pond will relocate Resident to a comparable type Apartment Home at the Village, if available, or, if not, New Pond will endeavor to relocate Resident temporarily to any other available Apartment Home and the Monthly Fee will be adjusted for the type of Apartment Home temporarily occupied by Resident. If more than 75% of the Village buildings are damaged or subject to taking by eminent domain, New Pond has the optIon of rebuilding the Village or terminating this Agreement.

     5.9.  Pets.  A small pet may be kept in the Apartment Home. Resident will
           ----
be responsible for the pet's litter and for any damage caused by the pet. Resident will comply with the Village's Pet Policies, including limitations on the type or size of pet that may be maintained. Resident agrees to relinquish the pet in the event of repeated violations of the Pet Policies or complaints from neighbors.

     5.10. Entire Agreement.  This Agreement, including Exhibit A, Resident's
           ----------------
Confidential Data Application, and Exhibit B, the Reservation Agreement, constitute the entire agreement between New Pond and Resident. New Pond will not be liable for, or bound by, any statements, representations or promises made to Resident by any person representing or purporting to represent New Pond or the Village unless such statements, representations or promises are expressly set forth in these documents.

     5.11. Binding Effect.  This Agreement is binding upon the successors and
           --------------
assigns of New Pond and the Village and the heirs and personal representative of Resident. The provisions of this Agreement are not assignable or transferable in whole or in part by Resident, and Resident will have no right to sublet or assign the Apartment Home.

     5.12. Right to Cure Defaults.  New Pond, upon such written notice to
           ----------------------
Resident as is reasonable under the circumstances, may, but shall not be under any obligation to, cure any failure by Resident to perform any of Resident's covenants, agreements or obligations under this Agreement. If New Pond chooses to do so, all costs and expenses, including reasonable attorney fees and interest on the amount of any advances at the Bank of Boston prime rate plus 2%, will be deemed a charge against Resident. Resident also will pay New Pond all expenses incurred by New Pond in enforcing Resident's obligations under this Agreement.

     5.13. Survival.  The provisions contained in Sections 3.7, 4.4, 4.5, 4.6,
           --------
and 5.4 shall survive any termination of this Agreement.

     5.14. Severability.  Each provision of this Agreement will be deemed
           ------------
separate from each other provision and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the balance of this Agreement.

     5.15. Subordination.  Resident agrees that Resident's rights under this
           -------------
Agreement and the Resident Mortgage Bond will be subordinate to any mortgage or other lien that now encumbers all or any part of real estate upon which the Village is situated, and shall be further subordinate to the lien of any mortgage hereafter placed on all or any part of the real estate upon which New Pond is situated, and Resident agrees to execute, acknowledge and deliver such documents as any lender, future lender or other party shall reasonably require in order to establish the priority of any such lien.

     5.16. Non-Discrimination.  The Village will be operated on a non-
           ------------------
discriminatory basis, and will provide the facilities and services described in this Agreement to individuals regardless of race, color, sex, religion, creed or national origin.

     5.17. Notices.  Any notice to New Pond by Resident should be given in
           -------
writing and mailed or delivered to New Pond Village Associates at the administrative office of the Village or at such other address as New Pond may designate in writing. Any notice to Resident by New Pond will be given in writing and mailed or delivered to Resident's Apartment Home or at such other address as Resident may designate to New Pond in writing.

     5.18. Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, New Pond and Resident have signed this Agreement on this ________ day of _____________________________, _____.

                                   NEW POND VILLAGE ASSOCIATES,
                                   a Massachusetts general partnership



                                   By: _______________________________________
                                   Title:  Authorized Representative
                                           of New Pond Village Associates

WITNESS:

______________________________

RESIDENT

(Signed):_____________________

Print Name:___________________

(Signed):_____________________

Print Name:  _________________

WITNESS:

_______________________________



Exhibit A:  Resident's Confidential Data Application
Exhibit B:  Reservation Agreement

4. [_] Filed for record in the real estate records.  5. [_] Debtor is a Transmitting Utility   6. No. of additional Sheets Presented
- -----------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and address(es)       2. Secured Party(ies) and address(es)     3. For Filing Officer Date, Time,
                                                                                                  Number and Filing Office)

New Pond Village Associates                        The First National Bank of                     November 26, 1990   13:20PM
45 Walpole Street                                    Boston, as Trustee                           191      Book 54
Norwood, Massachusetts 02062                       100 Federal Street                             Town Clerk
                                                   Boston, Massachusetts 02110                    Walpole MA 02081

                                                   Mail Stop 45-02-15
- ------------------------------------------------------------------------------------------------------------------------------------
 7. This financing statement covers the following types (or items) of property:

    See Exhibit A




                                                                                       [_] Products of Collateral are also covered
- ------------------------------------------------------------------------------------------------------------------------------------

   Whichever is                NEW POND VILLAGE ASSOCIATES                             THE FIRST NATIONAL BANK OF BOSTON,
   Applicable                  .....................................                   .............................................
   (See Instruction                                                                    as Trustee
   Number 9)                   .....................................                   ............................................
                                Signature(s) of Debtor (Or Assignor)                    Signature(s) at Secured Party (Or Assignee)
- ------------------------------------------------------------------------------------------------------------------------------------
   Debtor Copy
STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC.I   Rev Jan. 1980        Forms  may be purchased from Hobbs & Warren. Inc.,
                                                                            Boston, Mass. ????


4. [_] Filed for record in the real estate records.  5. [_] Debtor is a Transmitting Utility.  6. No. of Additional Sheets
                                                                                                  Presented:
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Debtor(s) Last Name First) and address(es)       2. Secured Party(ies) and addresses)      3. For Filing Officer (Date, Time,
                                                                                                  Number, and Filing Officer)
New Pond Village Associates                       The First National Bank of                   November 26, 1990 13:20PM
45 Walpole Street                                   Boston, as Trustee                        #191     Book 54
Norwood, Massachusetts 02062                      100 Federal Street                           Town Clerk
                                                  Boston, Massachusetts 02110                  Walpole MA 02081

                                                  Mail Stop 45-02-15
- ------------------------------------------------------------------------------------------------------------------------------------
 7. This financiang statement covers the following types (or items) of property:

          See Exhibit A


                                                                                         [X] Products of Collateral are also covered
- ------------------------------------------------------------------------------------------------------------------------------------

                             TERMINATION STATEMENT
This statement of termination of financing is presented to a filing officer for filing pursuant to the Uniform Commercial Code. The Secured Party certifies that the Secured Party no longer claims a security interest under the financing statement bearing the file number shown above.

                                                ................................

    Dated:........................ 19.....      By:.............................
                                                       Signature(s) of Secured
                                                       Party (Or Assignee)

Filing Officer Copy - Acknowledgment - Filing officer make sure filing information is in Box 3 before returning this copy to filer.

4. [_] Filed for record in the real estate record   5. - Debtor is a Transmitting utility     6. No. or additional Sheets Presented
- ----------------------------------------------------------------------------------------------------------------------------------
(1. Debtor(s) (Last Name First) and address(es)     2.  Secured Party(ies) and address(es)    3. For Filing Officer Date, Time,
                                                                                                 Number  and Filing Clerical

New Pond Village Associates                        The First National Bank of
45 Walpole Street                                    Boston, as Trustee                       Date:    Nov. 26, 1990
Norwood, Massachusetts 02062                       100 Federal Street                         Time:    12:03 PM
                                                   Boston, Massachusetts 02110                Norwood
                                                                                              File No: 45463
                                                   Mail Stop 45-02-15
- ------------------------------------------------------------------------------------------------------------------------------------
 7. This financing statement covers the following (types or items) of property.

          See Exhibit A


                                                                                       [X] Products of Collateral are also covered
- ------------------------------------------------------------------------------------------------------------------------------------

   Whichever is           NEW POND VILLAGE ASSOCIATES                           THE FIRST NATIONAL BANK OF BOSTON,
   Applicable             ............................................          ....................................................
   (See instruction                                                             as Trustee
   Number 9)              ............................................          ....................................................
                              Signature(s) of Debtor (Or Assignor)                 Signature(s) at Secured Party (Or Assignee)
- ----------------------------------------------------------------------          ----------------------------------------------------
   Debtor Copy
STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC.I       Rev Jan. 1980     Forms  may be purchased from Hubbs & Warren. Inc.,
                                                                             Boston, Mass. 02.


4. [_] Filed for record in the real estate records.  5. [_] Debtor is a Transmitting Utility.  6. No. of Additional Sheets
                                                                                                  Presented:
- ------------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) Last Name First) and address(es)        2. Secured Party(ies) and address(es)     3. For Filing Officer (Date, Time,
                                                                                                  Number, and Filing Officer)
New Pond Village Associates                        The First National Bank of                  Date:  Nov, 26, 1990
45 Walpole Street                                    Boston, as Trustee                        Time:  12:03 PM
Norwood, Massachusetts 02062                       100 Federal Street                          Norwood
                                                   Boston, Massachusetts 02110                 File No:  45463

                                                   Mail Stop 45-02-15
- ------------------------------------------------------------------------------------------------------------------------------------
 7. This financiang statement covers the following types (or items) at property:

          See Exhibit A

                                                                                         [X] Products of Collateral are also covered
- ------------------------------------------------------------------------------------------------------------------------------------

                             TERMINATION STATEMENT
This statement of termination of financing is presented to a filing officer for filing pursuant to the Uniform Commercial Code. The Secured Party certifies that the Secured Party no longer claims a security interest under the financing statement bearing the file number shown above.

                               .................................................

  Dated:............. 19....   By:..............................................
                                    Signature(s) if Secured Party (Or Assignee)

Filing Officer Copy - Acknowledgment - Filing officer make sure filing information is Box 3 before returning this copy to filer.

4. [_] Filed for record in the real estate record    5. - Debtor is a Transmitting utility   6.  No. or additional Sheets Presented
- ----------------------------------------------------------------------------------------------------------------------------------
1. Debtors) (Last Name First) and address(es)        2.  Secured Party(ies) and address(es)  3.  For Filing Officer Date, Time,
                                                                                                 Number  and Filing Clerical

New Pond Village Associates                        The First National Bank of
45 Walpole Street                                    Boston, as Trustee                       Date:    Nov. 26, 1990
Norwood, Massachusetts 02062                       100 Federal Street                         Time:    12:03 PM
                                                   Boston, Massachusetts 02110                Norwood
                                                                                              File No: 45463
                                                   Mail Stop 45-02-15
- ------------------------------------------------------------------------------------------------------------------------------------
 7. This financing statement covers the following types or items of property.

          See Exhibit A


                                                                                       [X] Products of Collateral are also covered
- ------------------------------------------------------------------------------------------------------------------------------------

   Whichever is           NEW POND VILLAGE ASSOCIATES                           THE FIRST NATIONAL BANK OF BOSTON,
   Applicable             ............................................          ....................................................
   (See instruction                                                             as Trustee
   Number 9)              ............................................          ....................................................
                              Signature(s) of Debtor (Or Assignor)                 Signature(s) at Secured Party (Or Assignee)
- ------------------------------------------------------------------------------------------------------------------------------------
   Debtor Copy
STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC.I       Rev Jan. 1980     Forms  may be purchased from Hobbs & Warren. Inc.,
                                                                             Boston, Mass. 02.


4. [_] Filed for record in the real estate records.  5. [_] Debtor is a Transmitting Utility.  6. No. of Additional Sheets
                                                                                                  Presented:
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Debtor(s) Last Name First) and address(es)       2. Secured Party(ies) and address(es)     3. For Filing Officer
                                                                                                  (Date, Time, Number, and
                                                                                                  Filing Officer)
New Pond Village Associates                        The First National Bank of                  Date:  Nov. 26, 1990
45 Walpole Street                                    Boston, as Trustee                        Time:  12:03 PM
Norwood, Massachusetts 02062                       100 Federal Street                          Norwood
                                                   Boston, Massachusetts 02110                 File No:  45463

                                                   Mail Stop 45-02-15
- ------------------------------------------------------------------------------------------------------------------------------------
 7. This financiang statement covers the following types (or items) of property:

          See Exhibit A

                                                                                         [X] Products of Collateral are also covered
- ------------------------------------------------------------------------------------------------------------------------------------

                             TERMINATION STATEMENT
This statement of termination of financing is presented to a filing officer for filing pursuant to the Uniform Commercial Code. The Secured Party certifies that the Secured Party no longer claims a security interest under the financing statement bearing the file number shown above.

                               .................................................

  Dated:............. 19....   By:..............................................
                                    Signature(s) if Secured Party (Or Assignee)

Filing Officer Copy - Acknowledgment - Filing officer make sure filing information is Box 3 in before returning this copy to filer.

         UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FORM UCC.1


        IMPORTANT -- READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.


4. [_] Filed for record in the real estate records.  5. [_] Debtor is a Transmitting Utility  6. No. of Additional Sheets Presented:
- ------------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and address(ee)       2. Secured Party(ies) and address(ee)    3. For Filing Officer (Date, Time,
                                                                                                 Number, and Filing Office
New Pond Village Associates                         The First National Bank of
45 Walpole Street                                    Boston, as Trustee
Norwood, Massachusetts 02062                        100 Federal Street
                                                    Boston, Massachusetts 02110

                                                    Mail Stop 45-02-15
- ------------------------------------------------------------------------------------------------------------------------------------
7. This financing statement covers the following types (or items) of property:



   See Exhibit A




                                                                                         [x] Products of Collateral are also covered
- ------------------------------------------------------------------------------------------------------------------------------------

     Whichever is
     Applicable                    NEW POND VILLAGE ASSOCIATES                                    THE FIRST NATIONAL BANK OF BOSTON,
     (See Instruction              ....................................                           ..................................
      Number 9)                                                                                   as Trustee

                                   ....................................                           ..................................
                                   Signature(s) of Debtor (Or Assignor)                             Signature(s) of Secured Party
                                                                                                    (Or Assignee)
- -----------------------------------------------------------------------                            ---------------------------------

    Filing Officer Copy -- Alphabetical
STANDARD FORM -- UNIFORM COMMERICAL CODE-- FORM UCC-1

Rev. Jan. 1980   Forms may be purchased from Hubbs & Warrens, Inc., Boston,
                 Mass. 02101

                                                                       EXHIBIT A
                                                                       ---------


All machinery, apparatus, equipment, appliances, fittings, fixtures, building materials and articles of personal property of the Debtor of every kind and nature whatsoever, now or hereafter located at or on the Debtor's premises at 1600 Boston-Providence Highway, Walpole, Massachusetts or used or to be used in the construction, operation, maintenance or occupation of the buildings or improvements now or hereafter located thereon, all whether now owned or hereafter acquired, whether affixed or moveable, and whether relating to the project erected at said premises, and all replacements of, substitutions for and access ions to any of same and all products and proceeds (including, without limitation, insurance proceeds) of any of the foregoing.

                   UNANIMOUS CONSENT OF THE GENERAL PARTNERS
                        OF NEW POND VILLAGE ASSOCIATES


                               November 21, 1990

     We, the undersigned, being all of the general partners of New Pond Village Associates, a Massachusetts general partnership (the "Partnership"), hereby approve and agree to the following:

     1. That the Partnership enter into, and the general partners are and each of them singly is hereby authorized and empowered in the name of and behalf of the Partnership, to execute, acknowledge, and deliver each of:

          (i) A Mortgage and Trust Indenture between the Partnership and The First National Bank of Boston, as Trustee (the "Trustee") providing for the issuance of the New Pond Village Associates Resident Mortgage Bonds (New Pond Village Project) Series A (the "Bonds"), and for certain obligations to be performed by the Partnership as a condition thereof; and

         (ii) Such additional documents, including without limitation the Bonds and UCC financing statements, as are necessary or appropriate,

each such document to be in such form as the general partner or general partners executing the same shall determine, its or their execution and delivery of each such document to be conclusive evidence that the same is authorized by the undersigned as general partners.

     2. That the undersigned general partners are, and each of them singly is, hereby authorized in the name of and on behalf of the Partnership to execute, acknowledge, deliver, file, and record such agreements, documents, orders, directions, certificates, financing statements, and other instruments and papers as may be necessary to secure fully the Trustee and to take or cause to be taken such further action for or on behalf of the Partnership, as such general partner may in its general discretion determine to be necessary, convenient or appropriate to carry out and give effect to the transactions contemplated in this unanimous consent.

     3. That the actions heretofore taken by each of the undersigned general partners in relation to the foregoing be, and each of such actions is, hereby in all respects approved, ratified, and confirmed.


                                        NEW POND VILLAGE ASSOCIATES
                                        BY ITS GENERAL PARTNERS
                                        -----------------------

                                        NVHS MANAGEMENT SERVICES, INC.



                                        /s/ Frank S Crane
                                        ------------------------------------
                                        Frank S. Crane, III
                                        President

                                        FIRST HEALTHCARE CORPORATION



                                        /s/ Joan Thompson
                                        ------------------------------------
                                        Joan Thompson
                                        Authorized Signatory



Suffolk, SS.                                           November 26, 1990

     Then personally appeared before me the above said Joan Thompson of First Healthcare Corporation and stated that the foregoing is the free act and deed of said First Healthcare Corporation.



                                        _____________________________________
                                        Notary Public
                                        My Commission expires: March 15, 1996



__________________, SS.                           November 26, 1990

     Then personally appeared before me the above said Frank s. Crane, III of NVHS Management Services, Inc. and stated that the foregoing is the free act and deed of said NVHS Management Services, Inc.



                                        _____________________________________
                                        Notary Public
                                        My Commission expires:

                  Certificate of New Pond Village Associates
                  ------------------------------------------

I the undersigned authorized signatory for New Pond Village Associates, hereby certify that I have received this day the sum of $156,600 from LOIS C. BUFFINGTON constituting the 90% of the principal amount of the resident mortgage bond for said resident.

We requested the 10% deposit in the amount of $17,400, be transferred to the New Pond Village Entrance Account. The total principal amount of the resident mortgage bond amount is $174,000.



Date :                                New Pond Village Associates
December 4, 1990                      By: Marjorie R. Rowden
                                          -----------------------------------
                                      Print Name:

No. R-

                          NEW POND VILLAGE ASSOCIATES
                            RESIDENT MORTGAGE BONDS
                          (NEW POND VILLAGE PROJECT)
                                   SERIES A


Original Issue Date:  November 26, 1990 Maturity Date: January 1, 2040

Registered Owner:

Principal Amount:

     New Pond Village Associates, a Massachusetts general partnership, for value received, hereby promises to pay, but solely from the sources as hereinafter provided and not otherwise, to the registered owner named above, or registered assigns, on the maturity date stated above upon surrender hereof, the principal amount stated above or, if this Bond or a portion thereof shall be duly called for redemption, until the date fixed for redemption. THIS BOND IS NON-INTEREST BEARING AND IS NON-TRANSFERABLE.

     Any capitalized term used in this Bond as a defined term but not defined herein shall be defined as in the Indenture (as hereinafter defined).

     This Bond shall not be entitled to any right or benefit under the Indenture, or be valid or become obligatory for any purpose, until this Bond shall have been authenticated by the execution by the Trustee (as hereinafter defined), or its successor as Trustee, or by an authenticating agent, of the certificate of authentication inscribed hereon.

     1.   Indenture and Security.  This Bond is one of the Series A Bonds issued
          ----------------------
by New Pond Village Associates, a Massachusetts general partnership (the "Partnership"), under a Mortgage and Trust Indenture dated as of November 1, 1990 (the "Indenture") between the

Partnership and The First National Bank of Boston, as trustee (the "Trustee") (hereinafter referred to as the "Bonds") for the purpose of providing funds to refinance certain indebtedness relating to New Pond Village, a residential retirement facility in Walpole, Massachusetts (the "Village"). The terms of the Bonds include those stated in the indenture and Holders are referred to the indenture for a statement of such terms. The Bonds are general obligations of the Partnership. To secure the obligations of the Partnership to make payments of the principal of the Bonds and the performance of its other obligations under the Indenture, the Partnership has pursuant to the indenture granted to the Trustee a mortgage lien on the Real Estate. This indenture and the lien created hereby shall be subordinate for all purposes to any lien, security interest, pledge, lease or other encumbrance on the Trust Estate, or any part thereof, granted by the Partnership at any time and from time to time to secure (i) any indebtedness or other liabilities or obligations of the Partnership incurred in connection with the acquisition or construction of all or any portion of the Trust Estate, including any improvements or repairs thereto or equipping thereof, and any refinancing thereof, in whole or in part, including, without limitation, any lien in favor of BayBank Boston, N.A. in connection with the construction of the Independent Living Center and the Health Center; and
(ii) any indebtedness or other liabilities or obligations of the Partnership incurred in connection with obtaining operating funds or working capital for the operation of the Village. The Trustee agrees and is hereby directed to execute and deliver any instrument necessary or appropriate to confirm such subordination upon delivery to the Trustee of a copy of the subordination agreement, if any.

     The Trustee, upon the written request of the Partnership, agrees to subordinate the lien of the Indenture on, or release from the lien hereof, as directed by the Partnership (i) that portion of the Real Estate on which the Health Center is located, together with that portion of the Real Estate consisting of unimproved land that is located adjacent to the Health Center to the extent necessary to establish a separate legal lot for the Health Center in compliance with applicable zoning and land use laws, regulations and ordinances, in order to facilitate the financing or refinancing of the construction of the Health Center or any additions, improvements or repairs thereto; (ii) any portion of the Real Estate constituting unimproved land, in order to facilitate the financing or refinancing of construction thereon or any additions, improvements or repairs to any buildings or improvements subsequently constructed thereon; and (iii) any existing easements, licenses, rights of way and other rights and privileges, with or without consideration.

     2.   Optional Redemption.  The Bonds are subject to optional redemption by
          -------------------
the Partnership at any time upon not less than ten (10) days prior written notice as provided in Paragraph 4 hereof, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, subject to the Partnership's right of set-off as provided in Paragraph 6, including without limitation any rights to offset deferred fees.

     3.   Mandatory Redemption.  Each Bond is subject to mandatory redemption by
          --------------------
the Partnership upon not less than ten (10) days prior written notice as provided in Paragraph 4 hereof, in whole, at any time upon the sooner to occur of (i) 180 days following the date a Residency Agreement is terminated with respect to all individuals constituting a Resident thereunder (the "Termination Date") or (ii) the date the Partnership sells a new Bond for an Apartment Home for which a Termination Date has occurred (the "Resale Date"), subject to the Partnership's right of set-off as provided in Paragraph 6, including without limitation any rights to offset deferred fees.

     4.   Notice of Redemption; Partial Redemption.  Not less than ten (10) days
          ----------------------------------------
prior to a redemption (or maturity) date, the Partnership shall give notice by registered or certified mail or by acknowledged hand delivery to the Holders of Bonds to be redeemed at the addresses shown on the registration books maintained by the Trustee stating the Bond number and Apartment Home number to which the Bond relates, the principal amount of the Bond to be redeemed (or which has matured) and all amounts to be set-off against such principal amount under Paragraph 6 hereof, the section of the Indenture pursuant to which the redemption (if applicable) is occurring, the anticipated redemption date, and the manner in which payment will occur. A copy of the notice, together with evidence of proper notification procedures, shall be furnished to the Trustee.

     5.   Persons Deemed Owners.  The registered Holder of a Bond may be treated
          ---------------------
as its owner for all purposes.

     6.   Partnership's Right of Set-off.  As more specifically provided in the
          ------------------------------
Indenture, the Partnership shall have the right to set-off against payment of the principal of each Bond any unpaid amounts due and owing to the Partnership under the Residency Agreement, including certain deferred fees, provided that prior to such set-off the Partnership has notified the Holder in accordance with such provisions.

     7.   Amendments and Waivers.  Subject to certain exceptions provided for in
          ----------------------
the Indenture, the Indenture and the Series A Bonds may be amended with the consent of the Holders of at least 51% in principal amount of the Series A Bonds then outstanding, and, with respect to any default declared at the written request of the Holders, may be waived with the consent of the Holders of at least 25% in principal amount of the Series A Bonds then outstanding. Without the consent of the Holder, the Indenture or the Series A Bonds may be amended to cure any ambiguity, formal defect or omission or to confer upon the Trustee additional rights, remedies, powers and authority or to subject to the lien of the Indenture additional revenues, properties or collateral or to release vacant land or easements.

     8.   Defaults and Remedies.  Upon the occurrence and continuation of an
          ---------------------
Event of Default, the Trustee may, and upon the written request of the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds outstanding shall, after being indemnified at its option pursuant to
Section 9.1(k) hereof, hereunder declare the entire principal amount of the

Bonds then outstanding hereunder immediately due and payable, and the said entire principal shall thereupon become and be immediately due and payable.

     If an Event of Default shall have occurred, the Trustee may and if requested so to do by the Holders of twenty-five percent (25%) in aggregate principal amount of Bonds then outstanding and indemnified as provided in the Indenture, the Trustee shall exercise such one or more of the rights and powers conferred by the Indenture as the Trustee shall deem necessary and appropriate to protect and enforce its rights and the rights of the Holders under the Indenture.

     No remedy by the terms of the Indenture conferred upon or reserved to the Trustee (or to the Holders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Holders thereunder or now or hereafter existing at law or in equity or by statute.

     No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of such Event of Default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

     No waiver of any Event of Default hereunder, whether by the Trustee or by the Holders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

     The Holders of a majority in aggregate principal amount of Bonds then outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of the Indenture or for the appointment of a receiver or any other proceedings under the Indenture, provided that such direction shall not be otherwise than in accordance with the provisions of law and of the Indenture.

     9.   Authentication.  This Bond shall not be valid until authenticated by
          --------------
the manual signature of the Trustee or Authenticating Agent.

     10.  General.  Reference is hereby made to the Indenture, a copy of which
          -------
is on file with the Trustee, for the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Partnership, the Trustee and the Holders of the Bonds and the security for the Bonds. The Holder of this Bond, by the acceptance hereof, is deemed to have agreed and consented to and be bound by the terms and provisions of the Indenture.

     IN WITNESS WHEREOF, New Pond Village Associates has caused this Bond to be signed by the facsimile signature of each of its general partners.



                         NEW POND VILLAGE ASSOCIATES,
                         a Massachusetts general
                         Partnership

                         By  NVHS Management Services,
                            Inc., general partner


                         By ____________________________________________________
                              Title:


                         By  First Healthcare Corporation,
                           general partner



                         By ____________________________________________________
                              Title:  ROBERT F. PACQUER
                                      SR. VICE PRESIDENT

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This Bond is one of the Bonds of the issue described in the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF BOSTON,
as Trustee


     By: ____________________
         Authorized Signatory

Date:

No. R-

                          NEW POND VILLAGE ASSOCIATES
                            RESIDENT MORTGAGE BONDS
                          (NEW POND VILLAGE PROJECT)
                                   SERIES A



Original Issue Date:  January 1, 1993
Maturity Date: January 1, 2040

Registered Owner:

Principal Amount:

     New Pond Village Associates, a Massachusetts general partnership, for value received, hereby promises to pay, but solely from the sources as hereinafter provided and not otherwise, to the registered owner named above, or registered assigns, on the maturity date stated above upon surrender hereof, the principal amount stated above or, if this Bond or a portion thereof shall be duly called for redemption, until the date fixed for redemption. THIS BOND IS NON-INTEREST BEARING AND IS NON-TRANSFERABLE.

     Any capitalized term used in this Bond as a defined term but not defined herein shall be defined as in the Indenture (as hereinafter defined)

     This Bond shall not be entitled to any right or benefit under the Indenture, or be valid or become obligatory for any purpose, until this Bond shall have been authenticated by the execution by the Trustee (as hereinafter defined), or its successor as Trustee, or by an authenticating agent, of the certificate of authentication inscribed hereon.

     1.   Indenture and Security.  This Bond is one of the Series A Bonds issued
          ----------------------
by New Pond Village Associates, a Massachusetts general partnership (the "Partnership"), under a Mortgage and Trust Indenture dated as of November 1, 1990 (the "Indenture") between the Partnership and The First National Bank of Boston, as trustee (the "Trustee") (hereinafter referred to as the "Bonds") for the purpose of providing funds to refinance certain indebtedness relating to New Pond Village, a residential retirement facility in Walpole, Massachusetts (the "Village"). The terms of the Bonds include those stated in the Indenture and Holders are referred to the Indenture for a statement of such terms. The Bonds are general obligations of the Partnership. To secure the obligations of the Partnership to make payments of the principal of the Bonds and the performance of its other obligatIons under the Indenture, the Partnership has pursuant to the Indenture granted to the Trustee a mortgage lien on the Real Estate. This Indenture and the lien creaked hereby shall be subordinate for all purposes to any lien, security Interest, pledge, lease or owner encumbrance on the Trust Estate, or any part thereof, granted by the Partnership at any time and from time to time to secure (i) any indebtedness or other liabilities or obligations of the Partnership incurred in connection with the acquisition or construction of all or any portion of the Trust Estate, including any improvements or repairs thereto or equipping thereof, and any refinancing thereof, in whole or in part, including, without limitation, any lien in favor of BayBank Boston, N.A. in connection with the construction of the Independent Living Center and the Health Center; and (ii) any indebtedness or other liabilities or obligations of the Partnership incurred in connection with obtaining operating funds or working capital for the operation of the Village. The Trustee agrees and is hereby directed to execute and deliver any instrument necessary or appropriate to confirm such subordination upon delivery to the Trustee of a copy of the subordination agreement, if any.

     The Trustee, upon the written request of the Partnership, agrees to subordinate the lien of the Indenture on, or release from the lien hereof, as directed by the Partnership (i) that portion of the Real Estate on which the Health Center is located, together with that portion of the Real Estate consisting of unimproved land that is located adjacent to the Health Center to the extent necessary to establish a separate legal lot for the Health Center in compliance with applicable zoning and land use laws, regulations and ordinances, in order to facilitate the financing or refinancing of the construction of the Health Center or any additions, improvements or repairs thereto; (ii) any portion of the Real Estate constituting unimproved land, in order to facilitate the financing or refinancing of construction thereon or any additions, improvements or repairs to any buildings or improvements subsequently constructed thereon; and (iii) any existing easements, licenses, rights of way and other rights and privileges, with or without consideration.

     2.   Optional Redemption.  The Bonds are subject to optional redemption by
          -------------------
the Partnership at any time upon not less than ten (10) days prior written notice as provided in Paragraph 4 hereof, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, subject to the Partnership's right of set-off as provided in Paragraph 6, including without limitation any rights to offset deferred fees.

     3.   Mandatory Redemption.  Each Bond is subject to mandatory redemption by
          --------------------
the Partnership upon not less than ten (10) days prior written notice as provided in Paragraph 4 hereof, in whole, at any time upon the sooner to occur of (i) 180 days following the date a Residency Agreement is terminated with respect to all individuals constituting a Resident thereunder (the "Termination Date") or (ii) the date the Partnership sells a new Bond for an Apartment Home for which a Termination Date has occurred (the "Resale Date"), subject to the Partnership's right of set-off as provided in Paragraph 6, including without limitation any rights to offset deferred fees.

     4.   Notice of Redemption; Partial Redemption.  Not less than ten (10) days
          ----------------------------------------
prior to a redemption (or maturity) date, the Partnership shall give notice by registered or certified mail or by acknowledged hand delivery to the Holders of Bonds to be redeemed at the addresses shown on the registration books maintained by the Trustee stating the Bond number and Apartment Home number to which the Bond relates, the principal amount of the Bond to be redeemed (or which has matured) and all amounts to be set-off against such principal amount under Paragraph 6 hereof, the section of the Indenture pursuant to which the redemption (if applicable) is occurring, the anticipated redemption date, and the manner in which payment will occur. A copy of the notice, together with evidence of proper notification procedures, shall be furnished to the Trustee.

     5.   Persons Deemed Owners.  The registered Holder of a Bond may be treated
          ---------------------
as its owner for all purposes.

     6.   Partnership's Right of Set-off.  As more specifIcally provided in the
          ------------------------------
indenture, the Partnership shall have the right to set-off against payment of the principal of each Bond any unpaid amounts due and owing to the Partnership under the Residency Agreement, includIng certain deferred fees, provided that prior to such set-off the Partnership has notified the Holder in accordance with such provisions.

     7.   Amendments and Waivers.  Subject to certain exceptions provided for in
          ----------------------
the Indenture, the Indenture and the Series A Bonds may be amended with the consent of the Holders of at least 51% in principal amount of the Series A Bonds then outstanding, and, with respect to any default declared at the written request of the Holders, may be waived with the consent of the Holders of at least 25% in principal amount of the Series A Bonds then outstanding. Without the consent of the Holder, the Indenture or the Series A Bonds may be amended to cure any ambiguity, formal defect or omission or to confer upon the Trustee additional rights, remedies, powers and authority or to subject to the lien of the Indenture additional revenues, properties or collateral or to release vacant land or easements.

     8.   Defaults and Remedies.  Upon the occurrence and continuation of an
          ---------------------
Event of Default, the Trustee may, and upon the written request of the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds outstanding shall, after being indemnified at its option pursuant to
Section 9.1(k) hereof, hereunder declare the entire principal amount of the Bonds then outstanding hereunder immediately due and payable, and the said entire principal shall thereupon become and be immediately due and payable.

     If an Event of Default shall have occurred, the Trustee may and if requested so to do by the Holders of twenty-five percent (25%) in aggregate principal amount of Bonds then outstanding and indemnified as provided in the Indenture, the Trustee shall exercise such one or more of the rights and powers conferred by the Indenture as the Trustee shall deem necessary and appropriate to protect and enforce its rights and the rights of the Holders under the Indenture.

     No remedy by the terms of the Indenture conferred upon or reserved to the Trustee (or to the Holders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Holders thereunder or now or hereafter existing at law or in equity or by statute.

     No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of such Event of Default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

     No waiver of any Event of Default hereunder, whether by the Trustee or by the Holders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

     The Holders of a majority in aggregate principal amount of Bonds then outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of the Indenture or for the appointment of a receiver or any other proceedings under the Indenture, provided that such direction shall not be otherwise than in accordance with the provisions of law and of the Indenture.

     9.   Authentication.  This Bond shall not be valid until authenticated by
          --------------
the manual signature of the Trustee or Authenticating Agent.

     10.  General.  Reference is hereby made to the Indenture, a copy of which
          -------
is on file with the Trustee, for the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Partnership, the Trustee and the Holders of the Bonds and the security for the Bonds. The Holder of this Bond, by the acceptance hereof, is deemed to have agreed and consented to and be bound by the terms and provisions of the Indenture.

     IN WITNESS WHEREOF, New Pond Village Associates has caused this Bond to be signed by the facsimile signature of each of its general partners.


                                   NEW POND VILLAGE ASSOCIATES,
                                   a Massachusetts general
                                   partnership

                                   By Hillhaven Properties, Ltd.,
                                        general partner


                                   By ______________________________________
                                        Robert F. Pacquer
                                        Senior Vice President and
                                          Chief Financial Officer


                                   By First Healthcare Corporation,
                                          general partner


                                   By ______________________________________
                                        Robert F. Pacquer
                                        Senior Vice President and
                                          Chief Financial Officer

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This Bond is one of the Bonds of the issue described in the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF BOSTON,
as Trustee


     By:____________________
        Authorized Signatory

Date: